Neuberger Berman Income Funds®

Investor Class

Supplement to the Prospectus, dated February 25, 2005

Neuberger Berman Municipal Money Fund:

This supplement amends and updates the Prospectus, dated February 25, 2005 with regard to Neuberger Berman Municipal Money Fund (“Fund”) only, and the date of that prospectus, as supplemented and amended with regard to the Fund is now December 19, 2005.  The Fund has changed its name to Lehman Brothers Municipal Money Fund and also has changed the time it prices its shares so that it will now price its shares at 3:00 p.m. Eastern time.

In addition, the following changes to the prospectus have been made with regard to the Fund:

The following replaces the first paragraph in the section entitled “Goal & Strategy” on page 25:

To pursue this goal, the Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities from issuers around the country. The Fund seeks to maintain a stable $1.00 share price. The Fund’s dividends are generally exempt from federal income tax, but may be a tax preference item for purposes of the federal alternative minimum tax. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live. The Fund seeks to reduce credit risk by diversifying among many municipal issuers around the country.

The following replaces the third and fourth paragraph in the section entitled “Main Risks” on page 26:

Even among high-quality, short-term municipal securities, there is the risk that an issuer could go into default, which would affect the Fund’s performance.  State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt.  There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on securities owned by the Fund.  Performance could also be affected by political or regulatory changes, whether local, regional, or national, and by developments concerning tax laws and tax-exempt securities.

To the extent that the Fund invests in “private activity bonds,” its dividends may be a tax preference item for purposes of the federal alternative minimum tax.  Those bonds are issued by or on behalf of public authorities to finance various privately operated facilities.  A private activity bond generally is not backed by the credit of any governmental or public authority (or of the private user); instead, principal and interest on the bond are payable only from the facility financed thereby and the revenues it generates.

Historically, these bonds have made up a significant portion of the Fund’s holdings. Consult your tax adviser for more information.

The year to date performance as of 9/30/2005 of 1.25% is added under the bar chart entitled “Year-by-Year % Returns as of 12/31 each year” on page 27.

The following replaces the fee table and expense example on page 28:

FEE TABLE
Shareholder fees		None
Annual operating expenses (% of average net assets) These are deducted from Fund assets, so you pay them indirectly

	Management fees*	0.52
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.09
Equals:	Total annual operating expenses	0.61
Minus:	Expense Reimbursement	0.02
Equals:	Net Expenses**	0.59

* “Management fees” includes investment management and administration fees.

** Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the Fund through 10/31/2009, so that the total annual operating expenses of the Fund are limited to 0.59% of average net assets.  This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The Fund has agreed to repay NBMI for expenses reimbursed to the Fund provided that repayment does not cause the Fund’s annual operating expenses to exceed 0.59% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.  The figures in the table are based on last year’s expenses.

At its discretion, NBMI may also voluntarily waive certain expenses of the Fund.

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$60	$189	$334	$756

The amount of management/administration fees paid to Neuberger Berman Management Inc. on page 28 is updated to show that for the 12 months ended 10/31/2005, the management/administration fees paid to Neuberger Berman Management Inc. were 0.52% of average net assets.

The following is added to the financial highlights table on page 29:

Year Ended October 31,	Six Months Ended April 30, 2005 (Unaudited)
Per-share data ($)
Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of period	0.9998
Plus: Income from investment operations
Net investment income	0.0063
Net gains/losses – realized	0.0001
Subtotal: income from investment operations	0.0064
Minus: Distributions to shareholders
Income dividends	0.0063
Capital gain distributions	-
Subtotal: distributions to shareholders	0.0063
Equals: Share price (NAV) at end of period	0.9999
Ratios (% of average net assets)
The ratios show the Fund’s expenses and net investment income – as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses — actual	0.59(3)
Expenses(1)	0.59(3)
Net investment income —actual	1.29(3)
Other data
Total return shows how an investment in the Fund would have performed over each period, assuming all distributions were reinvested.
Total return (%)	0.63(4)
Net assets at end of period (in millions of dollars)	559.7

The figures for the six months ended April 30, 2005 are unaudited.

(1) Shows what this ratio would have been if there had been no expense offset arrangements.

(3) Annualized.

(4) Not annualized.

The following replaces the second and third paragraph in the section entitled “Share Prices” on page 35:

Lehman Brothers Municipal Money Fund is open for business every day that both the New York Stock Exchange (Exchange) and the Federal Reserve Wire System (Federal Reserve) are open.  The Exchange and the Federal Reserve are closed on all national holidays; the Exchange is also closed on Good Friday, and the Federal Reserve is closed on Columbus Day and Veterans Day.  Fund shares will not be priced on those days and any other day the Exchange or Federal Reserve is closed.  On days when the financial markets or bond markets close early, such as the day after Thanksgiving and Christmas Eve, all orders must be received by 1:00 p.m. Eastern time in order to be processed that day.  Because fixed income securities trade in markets outside the Exchange, the Fund may decide to remain open on a day when the Exchange is closed for unusual reasons.

In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted (see “Maintaining Your Account” for instructions on placing orders). We cannot accept your purchase order until payment has been received. The Fund calculates its share price as of 3:00 p.m. on business days.  If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day.

The following replaces the last two sentences of the second paragraph in the section entitled “When you buy shares” on page 39:

Investors in Lehman Brothers Municipal Money Fund whose purchase orders are converted to "federal funds" before 3:00 p.m. will accrue a dividend the same day. Normally, for the Fund, dividends are first earned or accrued the day your purchase order is accepted.

The following replaces the last sentence of the first paragraph in the section entitled “When you sell shares” on page 39:

Redemption orders are deemed “accepted” when the Fund’s transfer agent receives your order to sell.  Fund investors whose order to sell shares is accepted before 3:00 p.m. will not receive dividends on the day of the sale.

The following replaces the last two bullets in the section entitled “Other policies” on page 41:

•

suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the Exchange is restricted, or as otherwise permitted by the SEC

•

suspend or postpone your right to sell Fund shares, or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

•

suspend or postpone your right to sell Fund shares, or postpone payments on redemptions for more than seven days, on days when the Exchange, Federal Reserve or the bond market closes early (e.g. on the eve of a major holiday or because of a local emergency, such as a blizzard)

•

postpone payments for redemption requests received after 3:00 p.m. Eastern time until the next business day, which would mean that your redemption proceeds would not be available to you on the day you placed your redemption order

•

change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

•

take orders to purchase or sell Fund shares when the Exchange is closed.

The date of this supplement is December 19, 2005.

NEUBERGER BERMAN

A Lehman Brothers Company

Neuberger Berman Management Inc.

605 Third Avenue,  2nd Floor

New York, NY  10158-0180

Shareholder Services

800.877.9700

Institutional Services

800.366.6264

www.nb.com

INVESTOR CLASS SHARES Cash Reserves Government Money Fund High Income Bond Fund Limited Maturity Bond Fund Municipal Money Fund Municipal Securities Trust

These securities, like the securities of all mutual
funds, have not been approved or disapproved by
the Securities and Exchange Commission, and
the Securities and Exchange Commission has not
determined if this prospectus is accurate or
complete. Any representation to the contrary is a
criminal offense.

Neuberger Berman
Contents

INCOME FUNDS

Cash Reserves	2
Government Money Fund	7
High Income Bond Fund	12
Limited Maturity Bond Fund	20
Municipal Money Fund	25
Municipal Securities Trust	30

YOUR INVESTMENT
Share Prices	35
Privileges and Services	36
Distributions and Taxes	36
Maintaining Your Account	39
Buying Shares	42
Selling Shares	43
Market Timing Policy	44
Portfolio Holdings Policy	45
Fund Structure	45

THESE FUNDS:

  are designed for investors with a range of different goals in mind:
    the money market funds are designed for investors seeking capital preservation, liquidity and income the bond funds are designed for investors seeking higher income than money market funds typically provide in exchange for some risk to principal the municipal funds are designed for investors seeking income exempt from federal income taxes offer you the opportunity to participate in financial markets through professionally managed bond and money market portfolios also offer the opportunity to diversify your portfolio with funds that seek to provide different levels of taxable or tax-exempt income carry certain risks, including the risk that you could lose money if fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
  are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc. ©2005 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman
Cash Reserves	Ticker Symbol: NBCXX

GOAL & STRATEGY

The fund seeks the highest available current income consistent with safety and liquidity.

To pursue this goal, the fund invests in a diversified portfolio of high-quality money market securities. These securities may be from U.S. or foreign issuers, including governments and their agencies, banks, and corporations, but in all cases must be denominated in U.S. dollars. The fund seeks to maintain a stable $1.00 share price and seeks to reduce credit risk by diversifying among many issuers of money market securities.

Under normal market conditions, the fund will invest more than 25% of its total assets in the obligations of companies in the financial services industries and repurchase agreements on such obligations. Asset-backed securities will constitute a significant percentage of the fund's investments as a result of this policy.

The fund also may invest in corporate bonds and commercial paper, U.S. Government and Agency Securities, variable and floating rate instruments, repurchase agreements on non-financial services obligations and the securities of other investment companies. With respect to one-third of its total assets (including the value of any loan collateral), the fund may engage in reverse repurchase agreements and securities lending and may invest the proceeds.

The investment managers monitor a range of economic and financial factors to weigh the yields of money market securities of various maturities against their levels of interest rate and credit risks. Based on their analysis, the managers invest the fund's assets in a mix of money market securities that is intended to provide as high a yield as possible without violating the fund's credit quality policies or jeopardizing the stability of its share price.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so.

•   Money Market Funds

Money market funds are subject to federal regulations designed to help maintain liquidity and a stable share price. The regulations set strict standards for credit quality and for maturity (397 days or less for individual securities, 90 days or less on average for the portfolio overall).

The regulations require money market funds to limit investments to the top two rating categories of credit quality and any unrated securities determined by the investment manager to be of equivalent quality. This fund typically exceeds this requirement by investing only in first-tier securities.

2  Cash Reserves

MAIN RISKS

Most of the fund's performance depends on interest rates. When interest rates fall, the fund's yields will typically fall as well. The fund is also subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due.

The fund's emphasis on securities in the first tier of credit quality may mean that its yields are somewhat lower than those available from certain other money market funds. Over time, the fund may produce a lower return than bond or stock investments.

Because the fund normally concentrates in the financial services industries, factors influencing the health of those industries could have a significant negative effect on the fund's performance. These may include economic trends, governmental action and changes in interest rates, as well as the availability and cost of capital funds. Relatively recent legislation permits broad consolidation of financial services companies, the impact of which is difficult to predict. Competition among companies in different portions of the financial services sector has been increasing, a trend that is likely to continue.

Reverse repurchase agreements and securities lending could create leverage, which would amplify gains or losses. (To reduce that risk, the fund does not intend to invest the proceeds of any reverse repurchase agreement in instruments having a maturity longer than the agreement.) Investment in foreign securities may involve trading practices different from those in the United States, and custody of securities by foreign banks and depositories could expose the fund to some risk.

The fund's performance also could be affected if unexpected interest rate trends cause the fund's asset-backed securities to be paid off substantially earlier or later than expected. Performance could also be harmed if any of the fund's holdings has its credit rating reduced or goes into default.

Other Risks

Although the fund has maintained a stable share price since its inception, and intends to continue to do so, the share price could fluctuate, meaning that there is a chance that you could lose money by investing in the fund.

While the fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the fund itself and do not guarantee the market price of the securities. Securities issued or guaranteed by U.S. government agencies or instrumentalities may not be backed by the full faith and credit of the U.S. Treasury; some are backed only by the the issuing entity.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its policy of concentrating in the financial services group of industries. This could help the fund avoid losses but may mean lost opportunities.

3  Cash Reserves

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on taxable fund distributions or on the redemption of fund shares at a gain. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it's not a prediction of future results.

Average Annual Total % Returns as of 12/31/2004

	1 Year	5 Years	10 Years

Cash Reserves	0.72	2.46	3.75

• Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price, if any should occur. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

To obtain the fund's current yield, call 800-877-9700 or visit our website at www.nb.com. The current yield is the fund's net income over a recent seven-day period expressed as an annual rate of return.

4  Cash Reserves

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None

Annual operating expenses (% of average net assets)*
These are deducted from fund assets, so you pay them
indirectly.
	Management fees	0.52
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.11

Equals:	Total annual operating expenses	0.63

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years

Expenses	$64	$202	$351	$786

* The figures in the table are based on last year's expenses.

MANAGEMENT

Theodore P. Giuliano and John E. Dugenske are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. Giuliano is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. Prior to joining Neuberger Berman, Dugenske was the Director of Research and Trading and a managing director at another investment firm from 1998-2003. Giuliano and Dugenske have been managers of the fund since 1996 and 2004, respectively.

Cynthia Damian and Alyssa Juros are Vice Presidents of Neuberger Berman Management Inc. and Neuberger Berman, LLC. Damian and Juros have been at Neuberger Berman since 1991 and 1989, respectively, and have been both fixed income traders and portfolio managers. Both have been associate managers of the fund since 2002.

Neuberger Berman Management Inc. is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $82.9 billion in total assets (as of 12/31/2004) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2004, the management/administration fees paid to Neuberger Berman Management Inc. by the fund were 0.52% of average net assets.

5  Cash Reserves

FINANCIAL HIGHLIGHTS

	Year Ended October 31,	2000	2001	2002	2003	2004

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	1.0000	1.0000	1.0001	1.0000	1.0000
Plus:	Income from investment operations
	Net investment income	0.0562	0.0440	0.0154	0.0066	0.0056
	Net gains/losses - realized	-	0.0001	(0.0000)	0.0000	0.0000
	Subtotal: income from investment operations	0.0562	0.0441	0.0154	0.0066	0.0056
Minus:	Distributions to shareholders
	Income dividends	0.0562	0.0440	0.0154	0.0066	0.0056
	Capital gain distributions	-	-	0.0001	-	0.0000
	Subtotal: distributions to shareholders	0.0562	0.0440	0.0155	0.0066	0.0056
Equals:	Share price (NAV) at end of year	1.0000	1.0001	1.0000	1.0000	1.0000

Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.

	Net expenses - actual	0.60	0.55	0.60	0.59	0.63
	Expenses(1)	0.60	0.55	0.60	0.59	0.63
	Net investment income - actual	5.61	4.59	1.54	0.68	0.55

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested.

	Total return (%)	5.76	4.49	1.56	0.66	0.57
	Net assets at end of year (in millions of dollars)	1,324.8	1,116.0	842.0	617.7	481.2

All of the above figures have been audited by Ernst & Young LLP, the fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

(1) Shows what this ratio would have been if there had been no expense offset arrangements.

6  Cash Reserves

Neuberger Berman
Government Money Fund	Ticker Symbol: NBGXX

GOAL & STRATEGY

The fund seeks maximum safety and liquidity with the highest available current income.

To pursue this goal, the fund normally invests at least 80% of its net assets in securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government and Agency Securities"), including repurchase agreements collateralized by these same types of securities. With respect to one-third of its total assets (including the value of any loan collateral), the fund may engage in reverse repurchase agreements and securities lending and may invest the proceeds. The fund seeks to maintain a stable $1.00 share price. A portion of the fund's dividends is generally exempt from state and local income taxes (but not federal income tax) to the extent derived from interest on securities issued by the U.S. Government or certain of its agencies (but not interest derived from repurchase agreements on those securities).

The investment managers monitor a range of economic and financial factors, in order to weigh the yields of securities of various maturities against their levels of interest rate risk. Based on their analysis, the managers invest the fund's assets in a mix of securities that is intended to provide as high a yield as possible without violating the fund's credit quality policies or jeopardizing the stability of its share price.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The fund will not change its strategy of normally investing at least 80% of net assets in U.S. Government and Agency Securities without providing shareholders at least 60 days' advance notice. The term "net assets" here includes the amount of any borrowings for investment purposes.

• Money Market Funds

Money market funds are subject to federal regulations designed to help maintain liquidity and a stable share price. The regulations set strict standards for credit quality and for maturity (397 days or less for individual securities, 90 days or less on average for the portfolio overall).

By typically investing only in U.S. Government and Agency Securities, this fund maintains even more stringent quality standards than money market fund regulations require.

• State Tax Exemptions

Because the interest on income from direct obligations of the U.S. Government and certain of its agencies is exempt from state and local income taxes, a portion of the fund's dividends generally is too. Investors in higher tax brackets who live in areas with substantial income tax rates may realize higher after-tax yields from this fund than from certain fully taxable money market funds.

7  Government Money Fund

MAIN RISKS

Most of the fund's performance depends on interest rates. When interest rates fall, the fund's yields will typically fall as well.

The fund's emphasis on the high credit quality of its investments may mean that its yields are lower than those available from certain other money market funds, on either a before- or after-tax basis. Over time, the fund may produce lower returns than bond or stock investments. Although the fund's average yield has outpaced inflation over the long term, it may not always do so. Your results relative to the rate of inflation will, of course, be affected by any taxes you pay on fund distributions.

Reverse repurchase agreements and securities lending could create leverage, which would amplify gains or losses. (To reduce that risk, the fund does not intend to invest the proceeds of any reverse repurchase agreement in instruments having a maturity longer than the agreement.)

Not all securities issued or guaranteed by U.S. Government agencies or instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the right of the issuing entity to borrow from the Treasury, while others are supported by Treasury's discretionary authority to lend to the issuer, and still others are backed only by the issuing entity. This means there is at least some possibility of default.

Other Risks

Although the fund has maintained a stable share price since its inception, and intends to continue to do so, the share price could fluctuate, meaning that there is a chance that you could lose money by investing in the fund.

While securities in the fund's portfolio carry U.S. Government guarantees, these guarantees do not extend to shares of the fund itself and do not guarantee the market prices of the portfolio securities.

8  Government Money Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on taxable fund distributions or on the redemption of fund shares at a gain. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it's not a prediction of future results.

Average Annual Total % Returns as of 12/31/2004*

	1 Year	5 Years	10 Years

Government Money Fund	0.74	2.35	3.51

* Returns would have been lower if Neuberger Berman Management Inc. had not reimbursed certain expenses during the periods shown.

• Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price, if any should occur. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

To obtain the fund's current yield, call 800-877-9700 or visit our website at www.nb.com. The current yield is the fund's net income over a recent seven-day period expressed as an annual rate of return.

9  Government Money Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None

Annual operating expenses (% of average net assets)*
These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.51
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.07

Equals:	Total annual operating expenses	0.58

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years

Expenses	$59	$186	$324	$726

* The figures in the table are based on last year's expenses.

MANAGEMENT

Theodore P. Giuliano and John E. Dugenske are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. Giuliano is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. Prior to joining Neuberger Berman, Dugenske was the Director of Research and Trading and a managing director at another investment firm from 1998-2003. Giuliano and Dugenske have been managers of the fund since 1996 and 2004, respectively.

Cynthia Damian and Alyssa Juros are Vice Presidents of Neuberger Berman Management Inc. and Neuberger Berman, LLC. Damian and Juros have been at Neuberger Berman since 1991 and 1989, respectively, and have been both fixed income traders and portfolio managers. Both have been associate managers of the fund since 2002.

Neuberger Berman Management Inc. is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $82.9 billion in total assets (as of 12/31/2004) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2004, the management/administration fees paid to Neuberger Berman Management Inc. by the fund were 0.51% of average net assets.

10  Government Money Fund

FINANCIAL HIGHLIGHTS

	Year Ended October 31,	2000	2001	2002	2003	2004

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	1.0000	1.0000	1.0000	1.0000	1.0000
Plus:	Income from investment operations
	Net investment income
	Net gains/losses - realized	-	-	0.0000	0.0000	0.0000
	Subtotal: income from investment operations	0.0509	0.0423	0.0149	0.0078	0.0060
Minus:	Distributions to shareholders
	Income dividends	0.0509	0.0423	0.0149	0.0078	0.0060
	Capital gain distributions	-	-	0.0000	0.0000	0.0000
	Subtotal: distributions to shareholders	0.0509	0.0423	0.0149	0.0078	0.0060
Equals:	Share price (NAV) at end of year	1.0000	1.0000	1.0000	1.0000	1.0000

Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

	Net expenses - actual	0.67	0.59	0.47	0.45	0.49
	Gross Expenses (1)	-	-	0.55	0.57	0.58
	Expenses(2)	0.67	0.59	0.47	0.45	0.49
	Net investment income - actual	4.99	3.92	1.45	0.78	0.57

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested.

	Total return (%)	5.22	4.31	1.50 (3)	0.78 (3)	0.61 (3)
	Net assets at end of year (in millions of dollars)	303.8	571.9	1,345.2	1,078.3	454.7

All of the above figures have been audited by Ernst & Young LLP, the fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Shows what this ratio would have been if there had been no expense offset arrangements.
(3)	Would have been lower if Neuberger Berman Management Inc. had not reimbursed certain expenses.

11  Government Money Fund

Neuberger Berman
High Income Bond Fund	Ticker Symbol: NBHIX

GOAL & STRATEGY

The fund seeks high total returns consistent with capital preservation.

To pursue this goal, the fund normally invests primarily in a diversified portfolio of intermediate-term, high-yield corporate bonds of U. S. issuers (including those sometimes known as "junk bonds") with maturities of 10 years or less rated at the time of investment "Baa1" to "B3" by Moody's Investors Service, Inc. ("Moodys"), or "BBB+" to "B-" by Standard & Poor's ("S&P"), or unrated bonds deemed by Neuberger Berman Management Inc. to be of comparable quality. Most of these bonds are below investment grade and, under rating agency guidelines, involve a greater risk than investment grade bonds that the issuer will default in the timely payment of interest and principal or fail to comply with the other terms of the contract over a period of time.

The fund focuses on high-yield bonds with a target yield of 300-500 basis points above the U.S. Treasury security of corresponding maturity, and seeks to maintain an average credit quality of "Ba3" by Moody's or "BB-" by S&P by concentrating on the middle to high end of the non-investment-grade spectrum. The fund invests its assets in a broad range of issuers and industries. The fund's portfolio normally expects to have an assumed dollar-weighted average maturity between five and seven years. The fund manages credit risk and minimizes interest rate risk through credit analysis, credit diversity and emphasis on short- to intermediate-term maturities. Depending on market and issuer specific conditions, the fund generally sells any bonds within a reasonable period of time after they fall below "B3" by Moody's or "B-" by S&P.

The fund is suitable for investors who seek a total return in excess of the return typically offered by U.S. Treasury securities and who are comfortable with the risks associated with investing in a portfolio made up primarily of intermediate-term, high-yield corporate bonds of U. S. issuers of the credit quality in which the fund invests.

•   High-Yield Bonds

"High-yield bonds" are fixed income securities rated in the lowest investment grade category (BBB/Baa) or lower or unrated bonds deemed by the managers to be of comparable quality. These securities typically offer investors higher yields than other fixed income securities. The higher yields are justified by the weaker credit profiles of high-yield issuers as compared to investment grade issuers. High-yield bonds include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental issuers, including bonds, debentures and notes, and preferred stocks that have priority over any other class of stock of the issuer as to the distribution of assets or the payment of dividends. A high-yield bond itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the bond or acquired as part of a unit with the bond.

The fund normally invests at least 80% of the sum of its net assets plus any borrowings for investment purposes in bonds and other debt securities. It will not alter this policy without providing shareholders at least 60 days' advance notice.

12  High Income Bond Fund

• Debt Securities

Debt securities differ in their interest rates and maturities, among other factors. The fund manager's expectations as to future changes in interest rates will influence the maturity of the debt securities comprising the fund's portfolio. For example, if the fund manager expects interest rates to rise, he may invest more heavily in bonds with shorter maturities, with the intention of benefiting the fund from purchases of longer-term bonds after rates have risen. Conversely, if the fund manager expects interest rates to fall, he may invest more heavily in bonds with longer maturities, with the intention of taking advantage of the high rates then available. Under normal market conditions, the fund manager anticipates that the fund's portfolio will have an assumed dollar-weighted average maturity between five and seven years. By maintaining such a maturity, over the course of a year the fund manager can reinvest approximately 20% of the fund's capital at current rates, reducing potential volatility in a changing interest rate environment.

13  High Income Bond Fund

MAIN RISKS

Much of the fund's performance depends on what happens in the high-yield bond market. The market's behavior is unpredictable, particularly in the short term. Because of this, the value of your investment will rise and fall, and you could lose money.

By focusing on lower-rated bonds, the fund is subject to their risks, including the risk its holdings may:

  fluctuate more widely in price and yield than investment-grade bonds fall in price during times when the economy is weak or is expected to become weak be difficult to sell at the time and price the fund desires require a greater degree of judgment to establish a price

The value of the fund's shares will fluctuate in response to:

  changes in interest rates; although the link between interest rates and bond prices tends to be weaker with lower-rated bonds than with investment-grade bonds, generally when interest rates decline, the value of the fund's investments will rise; conversely, when interest rates rise, the value of the fund's investments will decline; as a general matter, the longer the maturity of the portfolio, the greater is the effect of interest rate change changes in the actual and perceived creditworthiness of the issuers of the fund's investments social, economic or political factors
  factors affecting the industry in which a particular issuer operates, such as competition ortechnological advances factors affecting an issuer directly, such as management changes, labor relations, collapse of keysuppliers or customers, or material changes in overhead

The fund will invest in bonds rated below investment grade. High-yield bonds involve a greater risk than investment grade bonds, including greater price volatility and a greater risk that the issuer of such bonds will default in the timely payment of principal and interest. In addition, the fund may engage in active and frequent trading to achieve its investment objective, which may result in increased transaction costs and adverse tax consequences.

Lower-rated bonds can be less liquid and therefore may carry higher transaction costs, which could affect the fund's performance.

Some debt securities in which the fund may invest allow the issuer to repay them early; these are referred to as "callable securities." Issuers will often repay the obligation underlying a callable security when interest rates are low. Therefore, to the extent the fund holds callable securities and the issuers repay the securities early, the fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the fund likely would have to reinvest the proceeds of the payoff at then current yields, which will be lower than the yield of the callable security that was paid off.

14  High Income Bond Fund

Other Risks

The fund may use certain practices and securities involving additional risks.

The use of certain derivatives to hedge interest rate risk could affect fund performance if interest rates, or the derivatives, do not perform as expected.

Foreign securities could add to the ups and downs in the fund's share price, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high quality short-term debt instruments. This could help the fund avoid losses but may mean lost opportunities.

15  High Income Bond Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on taxable fund distributions or on the redemption of fund shares at a gain. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it's not a prediction of future results.

Average Annual Total % Returns as of 12/31/2004*

	1 Year	5 Years	Since 4/1/1996**	10 Years

High Income Bond Fund
Return Before Taxes	7.76	7.98	7.77	8.39
Return After Taxes on Distributions	5.49	5.15	4.49	n/a***
Return After Taxes on Distributions and Sale of Fund Shares	4.98	5.05	4.55	n/a***
Lehman Brothers Intermediate Ba High Yield Index	8.55	7.70	7.55	8.54

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Description:
The Lehman Brothers Intermediate Ba High Yield Index is an unmanaged index composed of Ba rated bonds with maturities of less than 10 years.

* This fund is the successor to the Lipper High Income Bond Fund ("Lipper Fund"). Prior to September 7, 2002, the total return and year-by-year return data reflects performance of the Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002 and the performance of Lipper Fund's predecessor partnership for the period January 1, 1993 through March 31, 1996, as applicable. On April 1, 1996, Lipper Fund's predecessor partnership transferred its assets to Lipper Fund in exchange for Lipper Fund's Premier Class Shares. The investment policies, objectives, guidelines and restrictions of the fund are in all material respects equivalent to those of the Lipper Fund, which were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940 ("1940 Act"), the fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Internal Revenue Code, its investment performance may have been adversely affected. Returns would have been lower if the manager of the Lip-per Fund had not waived certain of its fees during the periods shown. Returns would have been lower if Neuberger Berman Management Inc. had not reimbursed certain expenses during the periods shown.

** The Lipper Fund was registered under the 1940 Act as of April 1, 1996.

***After-tax returns are not provided since the inception of the Lipper Fund's predecessor partnership, because the partnership's tax treatment was different than that of a registered investment company.

•  Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

16  High Income Bond Fund

The table compares the fund's returns to those of a broad-based market index. The fund's performance figures include all of its expenses but the index does not include costs of making investments or any tax consequences.

To obtain the fund's current yield, call 800-877-9700 or visit our website at www.nb.com. The current yield is the fund's net income over a 30-day period expressed as an annual rate of return.

17  High Income Bond Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees		None

Annual operating expenses (% of average net assets)*
These are deducted from fund assets, so you pay them indirectly.
Management fees		0.75
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.15

Equals:	Total annual operating expenses	0.90

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years

Expenses	$92	$287	$498	$1,108

* The figures in the table are based on last year's expenses.

MANAGEMENT

Wayne Plewniak, a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC, is the portfolio manager of the fund and Senior Portfolio Manager of the Neuberger Berman High Yield Fixed Income Group. He has managed the fund's assets since its inception. He also managed Lipper High Income Bond Fund, the fund's predecessor, from its inception in 1992 to 2002.

Neuberger Berman Management Inc. is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $82.9 billion in total assets (as of 12/31/2004) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2004, the management/administration fees paid to Neuberger Berman Management Inc. by the fund were 0.75% of average net assets.

18  High Income Bond Fund

FINANCIAL HIGHLIGHTS

	Year Ended December 31,	1999	2000	2001	2002(1)	Year ended 10/31/2003	Year ended 10/31/2004

Per-share data ($)
Data apply to a single share throughout each period indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of period	9.57	9.22	8.90	9.03	8.81	9.25
Plus:	Income from investment operations
	Net investment income	0.74	0.75	0.69	0.52(5)	0.60	0.58
	Net gains/losses - realized and unrealized	(0.35)	(0.33)	0.12	(0.21)(5)	0.44	0.29
	Subtotal: income from investment operations	0.39	0.42	0.81	0.31	1.04	0.87
Minus:	Distributions to shareholders
	Income dividends	0.74	0.74	0.68	0.53	0.60	0.58
	Distributions (in excess of net investment income)	-	-	-	-	-	-
	Capital gain distributions	-	-	-	-	-	-
	Subtotal: distributions to shareholders	0.74	0.74	0.68	0.53	0.60	0.58
Equals:	Share price (NAV) at end of period	9.22	8.90	9.03	8.81	9.25	9.54

Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement/waiver and offset arrangements had not been in effect.

	Net expenses - actual	1.00	1.00	1.00	1.00 (6)	0.90	0.90
	Gross expenses (2)	1.15	1.18	1.15	1.31(6)	0.90	0.90
	Expenses(3)	1.00	1.00	1.00	1.00(6)	0.90	0.90
	Net investment income - actual	7.72	8.15	7.54	6.96(5)(6)	6.54	6.16

Other data
Total return shows how an investment in the fund would have performed over each period, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

	Total return (%)	4.20(4)	4.81(4)	9.27(4)	3.52(4)(7)	12.14	9.68
	Net assets at end of year (in millions of dollars)	66.2	60.3	92.8	148.6	519.7	813.20
	Portfolio turnover rate (%)	103	63	85	95(8)	148	79

The figures above through December 31, 2001, are from the fund's predecessor fund, the Lipper High Income Bond Fund Premier Class and have been audited by the predecessor fund's independent public accountants. All other figures have been audited by Ernst & Young LLP, the fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

(1)	Period from 12/31/2001 (previous Lipper High Income Bond Fund year end) to 10/31/2002.
(2)	Shows what the ratio would have been if there had been no expense reimbursement/recoupment.
(3)	Shows what this ratio would have been if there had been no expense offset arrangements.
(4)	Would have been lower if certain expenses had not been reimbursed.
(5)	With the adoption of the AICPA Audit and Accounting Guide for Investment Companies, net investment income (loss) per share decreased by $.01, net gains or losses on securities increased by $.01, and the ratio of net investment income (loss) to average net assets decreased by .19%.
(6)	Annualized.
(7)	Not annualized.
(8)	Excludes purchases and sales of securities by Neuberger Berman High Yield Bond Fund prior to the merger date.

19  High Income Bond Fund

Neuberger Berman
Limited Maturity Bond Fund	Ticker Symbol: NLMBX

GOAL & STRATEGY

The fund seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

To pursue these goals, the fund invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers. These may include mortgage- and asset-backed securities. To enhance yield and add diversification, the fund may invest up to 10% of its net assets in securities that are below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or Standard & Poor's or, if unrated by either of these, deemed by the investment managers to be of comparable quality. When the managers believe there are attractive opportunities in foreign markets, the fund may also invest in foreign debt securities to enhance yield and/or total return.

The fund seeks to reduce credit risk by diversifying among many issuers and different types of securities. Although it may invest in securities of any maturity, under normal circumstances it maintains an average portfolio duration of four years or less.

The managers monitor national trends in the corporate and government securities markets, as well as a range of economic and financial factors. If particular sectors of the bond market appear relatively inexpensive, the managers may increase the fund's exposure in those sectors and decrease exposure in other sectors. The managers look for securities that appear underpriced compared to securities of similar structure and credit quality. In choosing lower-rated securities, the managers generally look for bonds from issuers whose financial health appears comparatively strong, and that may have their credit ratings raised. The fund may sell securities if the managers find an opportunity they believe is more compelling or if the managers' outlook on the investment or the market changes.

The fund is authorized to change its goals without shareholder approval, although it does not currently intend to do so. The fund normally invests at least 80% of its net assets in bonds and other debt securities. The fund will not alter this policy without providing shareholders at least 60 days' advance notice.

•    Duration

Duration is a measure of a bond investment's sensitivity to changes in interest rates.

Typically, with a 1% change in interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration.

•   Bond Ratings

Most large issuers obtain ratings for their bonds from one or more independent rating agencies, although many bonds of all quality levels remain unrated.

The fund considers bonds rated in the top four categories of credit quality by at least one rating agency (and unrated bonds deemed by the managers to be of comparable quality) to be investment grade. Bonds rated no higher than the fifth or sixth category (BB/Ba or B) are considered non-investment grade. Many of these "junk bonds" are actually issued by reputable companies and offer attractive yields.

20  Limited Maturity Bond Fund

MAIN RISKS

Most of the fund's performance depends on what happens in the bond markets. The value of your investment will rise and fall, and you could lose money.

The fund's yield and total return will change with interest rate movements. When interest rates rise, the fund's share price will typically fall. The fund's sensitivity to this interest rate risk will increase with any increase in the fund's duration.

Some debt securities in which the fund may invest allow the issuer to repay them early; these are referred to as "callable securities." Issuers will often repay the obligation underlying a callable security when interest rates are low. Therefore, to the extent the fund holds callable securities and the issuers repay the securities early, the fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the fund likely would have to reinvest the proceeds of the payoff at then current yields, which will be lower than the yield of the callable security that was paid off.

A downgrade or default affecting any of the fund's securities would affect the fund's performance. Performance could also be affected if unexpected interest rate trends cause the fund's mortgage- or asset-backed securities to be paid off substantially earlier or later than expected. Higher interest rates generally result in slower payoffs, which effectively increase duration and heighten interest rate risk. When interest rates fall, many mortgages are refinanced, and mortgage-backed securities may be repaid early. Thus, the fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

Foreign securities could add to the ups and downs in the fund's share price, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

Over time, the fund may produce lower returns than stock investments and less conservative bond investments. Although the fund's average return has outpaced inflation over the long term, it may not always do so. Your results relative to the rate of inflation will, of course, be affected by any taxes you pay on fund distributions.

Due to the fund's limited duration and the need to sometimes change allocation among sectors, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and increased transaction costs.

Other Risks

The fund may use certain practices and securities involving additional risks.

The use of certain derivatives to hedge interest rate risk or produce income could affect fund performance if interest rates, or the derivatives, do not perform as expected.

Not all securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the right of the issuing entity to borrow from the Treasury, while others are supported by the Treasury's discretionary authority to lend to the issuer, and still others are backed only by the issuing entity. The U.S. government securities purchased by the fund may include mortgage-backed securities.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goals and invest substantially in high-quality, short-term debt instruments. This could help the fund avoid losses but may mean lost opportunities.

21  Limited Maturity Bond Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on taxable fund distributions or on the redemption of fund shares at a gain. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it's not a prediction of future results.

Average Annual Total % Returns as of 12/31/2004*

	1 Year	5 Years	10 Years

Limited Maturity Bond Fund
Return Before Taxes	0.92	4.70	5.15
Return After Taxes on Distributions	-0.36	2.81	2.94
Return After Taxes on Distributions and Sale of Fund Shares	0.60	2.85	3.01
Merrill Lynch 1-3 Year Treasury Index	0.91	4.93	5.71

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Description:
The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of U.S. Treasuries with maturities between 1 and 3 years.

* Returns would have been lower if Neuberger Berman Management Inc. had not reimbursed certain expenses during the periods shown.

•   Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in fund shares and include all fund expenses.

The table compares the fund's returns to those of a broad-based market index. The fund's performance figures include all of its expenses, but the index does not include costs of making investments or any tax consequences.

To obtain the fund's current yield, call 800-877-9700 or visit our website at www.nb.com. The current yield is the fund's net income over a 30-day period expressed as an annual rate of return.

22  Limited Maturity Bond Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees

Annual operating expenses (% of average net assets)*
These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.52
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.25

Equals:	Total annual operating expenses	0.77

Minus:	Expense reimbursement	0.07

Equals:	Net expenses	0.70

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years

Expenses	$72	$224	$406	$933

* Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 10/31/2008, so that the total annual operating expenses of the fund are limited to 0.70% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 0.70% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year's expenses.

MANAGEMENT

Theodore P. Giuliano and John E. Dugenske are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. Giuliano is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. Prior to joining Neuberger Berman, Dugenske was Director of Research and Trading and a managing director at another investment firm from 1998-2003. Giuliano and Dugenske have been managers of the fund since 1996 and 2004, respectively.

Neuberger Berman Management Inc. is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $82.9 billion in total assets (as of 12/31/2004) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2004, the management/administration fees paid to Neuberger Berman Management Inc. by the fund's Investor Class were 0.52% of average net assets.

23  Limited Maturity Bond Fund

FINANCIAL HIGHLIGHTS

Year Ended October 31,		2000	2001	2002	2003	2004

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	9.51	9.31	9.78	9.65	9.61
Plus:	Income from investment operations
	Net investment income	0.61	0.58	0.43 (4)	0.28	0.24
	Net gains/losses - realized and unrealized	(0.20)	0.47	(0.11) (4)(5)	0.03	(0.11)
	Subtotal: income from investment operations	0.41	1.05	0.32	0.31	0.13
Minus:	Distributions to shareholders
	Income dividends	0.58	0.58	0.45	0.35	0.33
	Tax return of capital	0.03	-	-	-	-
	Subtotal: distributions to shareholders	0.61	0.58	0.45	0.35	0.33
Equals:	Share price (NAV) at end of year	9.31	9.78	9.65	9.61	9.41

Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual		0.70	0.70	0.70	0.70	0.70
Gross expenses (1)		0.76	0.74	0.73	0.74	0.77
Expenses (2)		0.70	0.70	0.70	0.70	0.70
Net investment income-actual		6.43	6.05	4.44 (4)	2.88	2.49

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(3)		4.47	11.62	3.42	3.23	1.43
Net assets at end of year (in millions of dollars)		167.9	204.8	220.3	199.4	162.6
Portfolio turnover rate (%)		105	147	140	129	94

All of the above figures have been audited by Ernst & Young LLP, the fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Shows what this ratio would have been if there had been no expense offset arrangements.
(3)	Would have been lower if Neuberger Berman Management Inc. had not reimbursed certain expenses.
(4)	With the adoption of the AICPA Audit and Accounting Guide for Investment Companies, net investment income per share decreased by $.02, net gains or losses on securities increased by $.02, and the ratio of net investment income to average net assets decreased by .26%.
(5)	The amount shown may not agree with aggregate gains and losses because of the timing of sales and repurchases of fund shares.

24  Limited Maturity Bond Fund

Neuberger Berman
Municipal Money Fund	Ticker Symbol: NBTXX

GOAL & STRATEGY

The fund seeks the highest available current income exempt from federal income tax that is consistent with safety and liquidity.

To pursue this goal, the fund normally invests at least 80% of its net assets in high-quality, short-term securities from municipal issuers around the country. The fund seeks to maintain a stable $1.00 share price. The fund's dividends are generally exempt from federal income tax. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live. The fund seeks to reduce credit risk by diversifying among many municipal issuers around the country.

The investment managers monitor a range of economic, financial and political factors, in order to weigh the yields of municipal securities of various types and maturities against their levels of interest rate and credit risk.

Based on their analysis, the managers invest the fund's assets in a mix of municipal securities that is intended to provide as high a tax-exempt yield as possible without violating the fund's credit quality policies or jeopardizing the stability of its share price.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The fund will not change its strategy of normally investing at least 80% of its net assets in high-quality, short-term municipal securities without providing shareholders at least 60 days' advance notice.

•   Money Market Funds

Money market funds are subject to federal regulations designed to help maintain liquidity and a stable share price. The regulations set strict standards for credit quality and for maturity (397 days or less for individual securities, 90 days or less on average for the portfolio overall).

The regulations require money market funds to limit investments to the top two rating categories of credit quality and any unrated securities determined by the investment manager to be of equivalent quality.

•   Tax-Equivalent Yields

To make accurate comparisons between tax-exempt and taxable yields, you should know your tax situation. Although the yields on taxable investments may be higher, tax-exempt investments may be the better choice on an after-tax basis.

25  Municipal Money Fund

MAIN RISKS

Most of the fund's performance depends on credit quality and interest rates. Because the fund emphasizes high credit quality, it could decide not to invest in higher yielding securities of lower credit quality. This may mean that its yield is lower than that available from certain other municipal money market funds.

When interest rates fall, the fund's yields typically will fall as well. Over time, the fund may produce lower returns than other bond or stock investments, and may not always keep pace with inflation.

Even among high-quality, short-term municipal securities, there is the risk that an issuer could go into default, which would affect the fund's performance. Performance could also be affected by political or regulatory changes, whether regional or national, and by developments concerning tax laws and tax-exempt securities.

To the extent that the fund invests in so-called "private activity bonds," its dividends may be a tax preference item for purposes of the federal alternative minimum tax. Historically, these bonds have made up a significant portion of the fund's holdings. Consult your tax adviser for more information.

The fund is not an appropriate investment for tax-advantaged accounts, such as individual retirement accounts and may not be beneficial for investors in low tax brackets.

Other Risks

Although the fund has maintained a stable share price since its inception and intends to continue to do so, the share price could fluctuate, meaning that there is a chance that you could lose money by investing in the fund.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality, short-term taxable debt instruments. This strategy could help the fund avoid losses but could produce income that is not tax-exempt and may mean lost opportunities.

26  Municipal Money Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on taxable fund distributions or on the redemption of fund shares at a gain. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it's not a prediction of future results.

Average Annual Total % Returns as of 12/31/2004

	1 Year	5 Years	10 Years

Municipal Money Fund	0.61	1.53	2.23

•   PerformanceMeasures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price, if any should occur. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

To obtain the fund's current yield, call 800-877-9700 or visit our website at www.nb.com. The current yield is the fund's net income over a recent seven-day period expressed as an annual rate of return. You can also ask for information on how the fund's yields compare to taxable yields after taxes are taken into consideration.

27  Municipal Money Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees

Annual operating expenses (% of average net assets)*
These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.52
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.09

Equals:	Total annual operating expenses	0.61

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years

Expenses	$62	$195	$340	$762

* The figures in the table are based on last year's expenses.

MANAGEMENT

Theodore P. Giuliano, is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. Giuliano is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. He has co-managed the fund's assets since 1996.

Thomas J. Brophy and Kelly M. Landron are Vice Presidents of Neuberger Berman Management Inc. Brophy is also a Managing Director of Neuberger Berman, LLC. They have co-managed the fund's assets since March 2000. From 1998 to 2000, Brophy was a portfolio manager and credit analyst for Neuberger Berman, LLC. From 1997 to 1998, he was a portfolio manager at another investment firm. From 1990 to 2000, Landron held positions in fixed income trading, analysis and portfolio management for Neuberger Berman, LLC.

Neuberger Berman Management Inc. is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $82.9 billion in total assets (as of 12/31/2004) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2004, the management/administration fees paid to Neuberger Berman Management Inc. by the fund were 0.52% of average net assets.

28  Municipal Money Fund

FINANCIAL HIGHLIGHTS

	Year Ended October 31,	2000	2001	2002	2003	2004

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	0.9998	0.9997	0.9998	0.9998	0.9998
Plus:	Income from investment operations
	Net investment income	0.0336	0.0269	0.0092	0.0050	0.0051
	Net gains/losses - realized	-	0.0001(2)	-	-	-
	Subtotal: income from investment operations	0.0336	0.0270	0.0092	0.0050	0.0051
Minus:	Distributions to shareholders
	Income dividends	0.0336	0.0269	0.0092	0.0050	0.0051
	Capital gain distributions	0.0001	-	-	-	-
	Subtotal: distributions to shareholders	0.0337	0.0269	0.0092	0.0050	0.0051
Equals:	Share price (NAV) at end of year	0.9997	0.9998	0.9998	0.9998	0.9998

Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.

	Net expenses - actual	0.67	0.60	0.62	0.61	0.61
	Expenses(1)	0.68	0.61	0.62	0.61	0.61
	Net investment income - actual	3.33	2.60	0.92	0.50	0.51

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested.

	Total return (%)	3.41	2.72	0.93	0.50	0.51
	Net assets at end of year (in millions of dollars)	255.5	455.2	533.3	410.9	426.1

All of the above figures have been audited by Ernst & Young LLP, the fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense offset arrangements.
(2)	The amount shown may not agree with aggregate gains and losses because of the timing of sales and repurchases of fund shares.

29  Municipal Money Fund

Neuberger Berman
Municipal Securities Trust	Ticker Symbol: NBMUX

GOAL & STRATEGY

The fund seeks high current income exempt from federal income tax that is consistent with low risk to principal and liquidity; total return is a secondary goal.

To pursue these goals, the fund normally invests at least 80% of its total assets in securities of municipal issuers around the country. All securities in which the fund invests must be investment grade (rated within the four highest categories or, if unrated, deemed by the investment managers to be of comparable quality). The fund's dividends are generally exempt from federal income tax. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

The fund seeks to minimize its exposure to credit risk by diversifying among many municipal issuers around the country and among the different types of municipal securities available. Although it may invest in securities of any maturity, under normal circumstances it maintains an average portfolio duration of ten years or less.

The managers monitor national trends in the municipal securities market, as well as a range of economic, financial and political factors. The managers analyze individual issues and look for securities that appear underpriced compared to securities of similar structure and credit quality, and securities that appear likely to have their credit ratings raised. To help maintain the portfolio's credit quality, the managers seek to avoid securities from states or regions with weaker economies or unusual revenue problems. The fund may sell securities if the managers find an opportunity they believe is more compelling or if the managers' outlook on the investment or the market changes.

The fund is authorized to change its goals without shareholder approval, although it does not currently intend to do so. The fund will not change its fundamental policy of normally investing at least 80% of its total assets in securities of municipal issuers without shareholder approval.

•   Duration

Duration is a measure of a bond investment's sensitivity to changes in interest rates.

Typically, with a 1% change in interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration.

•   Tax-Equivalent Yields

To make accurate comparisons between tax-exempt and taxable yields, you should know your tax situation. Although the yields on taxable investments may be higher, tax-exempt investments may be the better choice on an after-tax basis.

30  Municipal Securities Trust

MAIN RISKS

Most of the fund's performance depends on what happens in the municipal bond market. The value of your investment will rise and fall, and you could lose money.

The fund's yield and total return will change with interest rate movements. When interest rates rise, the fund's share price will typically fall. The fund's sensitivity to this risk will increase with any increase in the fund's duration.

Some debt securities in which the fund may invest allow the issuer to repay them early; these are referred to as "callable securities." Issuers will often repay the obligation underlying a callable security when interest rates are low. Therefore, to the extent the fund holds callable securities and the issuers repay the securities early, the fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the fund likely would have to reinvest the proceeds of the payoff at then current yields, which will be lower than the yield of the callable security that was paid off.

A downgrade or default affecting any of the fund's securities would affect the fund's performance. Performance could also be affected by political or regulatory changes, whether regional or national, and by developments concerning tax laws and tax-exempt securities.

Because the fund emphasizes higher credit quality, it could decide not to invest in higher yielding securities of lower credit quality. This could mean that its yield may be lower than that available from certain other municipal bond funds.

Over time, the fund may produce lower returns than stock investments.

The fund is not an appropriate investment for tax-advantaged accounts, such as IRAs, and may not be beneficial for investors in low tax brackets.

Other Risks

The fund may use certain practices and securities involving additional risks.

The use of certain derivatives to hedge interest rate risk could affect fund performance if interest rates, or the derivatives, do not perform as expected.

To the extent that the fund invests in so-called "private activity bonds," its dividends may be a tax preference item for purposes of the federal alternative minimum tax. Consult your tax adviser for more information.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goals and invest substantially in high-quality, short-term taxable debt instruments. This strategy may mean lost opportunities and, along with any other investments in taxable securities or derivatives, could produce income that is not tax-exempt.

31  Municipal Securities Trust

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on taxable fund distributions or on the redemption of fund shares at a gain. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it's not a prediction of future results.

Average Annual Total % Returns as of 12/31/2004*

	1 Year	5 Years	10 Years

Municipal Securities Trust Return Before Taxes	2.01	5.83	5.70
Return After Taxes on Distributions	1.89	5.76	5.66
Return After Taxes on Distributions and Sales of Fund Shares	2.60	5.55	5.50
Lehman Brothers 7-Year GO Index	3.51	6.60	6.55

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Description:
The Lehman Brothers 7-Year General Obligation Index is an unmanaged index of investment grade, tax-exempt general obligations (state and local).

* Returns would have been lower if Neuberger Berman Management Inc. had not reimbursed certain expenses during the periods shown.

•   Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in the fund and include all fund expenses.

The table compares the fund's returns to those of a broad-based market index. The fund's performance figures include all of its expenses but the index does not include costs of making investments or any tax consequences.

To obtain the fund's current yield, call 800-877-9700 or visit our website at www.nb.com. The current yield is the fund's net income over a 30-day period expressed as an annual rate of return. You can also ask for information on how the fund's yields compare to taxable yields after taxes are taken into consideration.

32  Municipal Securities Trust

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

ShareholderFees		None

Annual operating expenses (% of average net assets)*
These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.52
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.54

Equals:	Total annual operating expenses	1.06

Minus:	Expense reimbursement	0.41

Equals:	Net expenses*	0.65

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years

Expenses	$66	$208	$459	$1,176

* Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 10/31/2008, so that the total annual operating expenses of the fund are limited to 0.65% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 0.65% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year's expenses.

MANAGEMENT

Theodore P. Giuliano, is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. Giuliano is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. He has co-managed the fund's assets since 1996.

Thomas J. Brophy, Lori Canell and Kelly M. Landron are Vice Presidents of Neuberger Berman Management Inc. Brophy and Canell are also Managing Directors of Neuberger Berman, LLC. From 1998 to 2000, Brophy was a portfolio manager and credit analyst for Neuberger Berman, LLC. From 1997 to 1998, he was a portfolio manager at another investment firm. Canell has been a municipal bond portfolio manager at Neuberger Berman since 1995. From 1990 to 2000, Landron held positions in fixed income trading, analysis and portfolio management for Neuberger Berman, LLC. Brophy and Landron have co-managed the fund's assets since 2000 and Canell since 2004.

Neuberger Berman Management Inc. is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $82.9 billion in total assets (as of 12/31/2004) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2004, the management/administration fees paid to Neuberger Berman Management Inc. by the fund were 0.52% of average net assets.

33  Municipal Securities Trust

FINANCIAL HIGHLIGHTS

Year Ended October 31,		2000	2001	2002	2003	2004

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	10.78	11.00	11.62	11.80	11.86
Plus:	Income from investment operations
	Net investment income	0.46	0.45	0.43	0.40	0.40
	Net gains/losses - realized and unrealized	0.22	0.62	0.18	0.12	(0.00)
	Subtotal: income from investment operations	0.68	1.07	0.61	0.52	0.40
Minus:	Distributions to shareholders
	Income dividends	0.46	0.45	0.43	0.40	0.40
	Capital gain distributions	-	-	-	0.06	0.05
	Subtotal: distributions to shareholders	0.46	0.45	0.43	0.46	0.45
Equals:	Share price (NAV) at end of year	11.00	11.62	11.80	11.86	11.81

Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses - actual		0.65	0.65	0.65	0.65	0.65
Gross expenses(1)		1.22	1.07	1.10	0.98	1.06
Expenses(2)		0.66	0.66	0.65	0.65	0.65
Net investment income - actual		4.22	3.96	3.67	3.37	3.40

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(3)		6.46	9.89	5.35	4.50	3.43
Net assets at end of year (in millions of dollars)		28.7	32.8	37.9	42.3	37.1
Portfolio turnover rate (%)		37	26	17	12	8

All of the above figures have been audited by Ernst & Young LLP, the fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Shows what this ratio would have been if there had been no expense offset arrangements.
(3)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses.

34  Municipal Securities Trust

Neuberger Berman
Your Investment

•   SHARE PRICES

Because Investor Class shares of these funds do not have sales charges, the price you pay for each share of a fund is the net asset value per share. Similarly, because there are no fees for selling shares, the fund pays you the full share price when you sell shares.

The funds are open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or any other day the Exchange is closed. Because fixed income securities trade in markets outside the Exchange, a fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the fund would post a notice on the Neuberger Berman website, www.nb.com.

In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted (see "Maintaining Your Account" for instructions on placing orders). We cannot accept your purchase order until payment has been received. Each money market fund calculates its share price as of noon on business days. Each bond fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it's possible that a fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

•   Share Price Calculations

The price of Investor Class shares of a fund is the total value of fund assets attributable to Investor Class shares minus the liabilities attributable to that class, divided by the total number of Investor Class shares outstanding. The share prices of the bond funds typically change every business day. The money market funds do not anticipate that their share prices will fluctuate.

When valuing portfolio securities, the money market funds use a constant amortization method and the bond funds use bid quotations. However, in certain cases, events that occur after certain markets have closed may render these quotations unreliable for a bond fund. When a bond fund believes a quotation does not reflect a security's current market value, the fund may substitute for the quotation a fair-value estimate made according to methods approved by its trustees. A fund may also use these methods to value certain types of illiquid securities.

Fair value pricing generally will be used by a bond fund if the exchange on which a fixed income security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to a fund's net asset value calculation. The funds may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that foreign market closes and the time the New York Stock Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that a fund's net asset value will be subject to the judgment of the trustees' designee instead of being determined by market prices.

35  Your Investment

•   PRIVILEGES AND SERVICES

As a Neuberger Berman fund shareholder, you have access to a range of services to make investing easier:

Systematic Investments - This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more in any bond fund in this prospectus. You choose the schedule and amount. Your investment money may come from a Neuberger Berman money market fund or your bank account.

Systematic Withdrawals - This plan lets you arrange withdrawals of at least $100 from a Neuberger Berman fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses (except in money market funds).

Electronic Bank Transfers - When you sell fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

Internet Access - At www.nb.com, you can make transactions, check your account, and access a wealth of information.

FUNDfone® - Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

•   Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount - say, $100 a month - you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

•   DISTRIBUTIONS AND TAXES

Distributions - Each fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, each fund declares income dividends daily and pays them monthly. The bond funds make any capital gain distributions once a year (in December). The money market funds do not anticipate making any capital gain distributions. Gains from foreign currency transactions, if any, are normally distributed in December.

Unless you designate otherwise, your income dividends and capital gain distributions from a fund will be reinvested in additional shares of the distributing class of that fund. However, if you prefer you will receive all distributions in cash or reinvest capital gain distribution but receive income dividends in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in shares of the same class of another Neuberger Berman fund with the same account registration.To take advantage of one of these options, please indicate

36  Your Investment

your choice on your application. If you use an investment provider, you must advise it whether you wish these distributions to be reinvested in the fund or paid in cash.

How distributions are taxed - Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional fund shares. The part of a municipal fund's income distributions that is designated as "exempt-interest dividends" (essentially, the part of the fund's distributions equal to the excess of its excludable interest over certain amounts disallowed as deductions) will be excludable from its shareholders' gross income for federal income tax purposes. Accordingly, shares of those funds are not appropriate investments for those plans, accounts and investors.

Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

Distributions of income (other than exempt-interest dividends) and the excess of net short-term capital gain over net long-term capital loss are generally taxed as ordinary income. It is not expected that any of the fund's distributions will be attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations), which is subject to a 15% maximum federal income tax rate for individual shareholders.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund or whether you reinvested your distributions.

In general, a portion of the income dividends from the Government Money Fund are free from state and local income taxes and, as noted above, income dividends from the municipal funds generally are free from federal income tax. However, if you are a high-income individual who would owe comparatively little in federal income tax, some of your municipal fund dividends may be subject to the federal alternative minimum tax. In addition, any exempt-interest dividend that a corporate shareholder receives will be included in "adjusted current earnings" for purposes of that tax, and part of the municipal funds' income dividends may be a Tax Preference Item. A municipal fund may invest in securities or use techniques that produce taxable income; your statement will identify any income of this type.

How share transactions are taxed - When you sell (redeem) or exchange fund shares, (other than shares of the money market funds) you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

37  Your Investment

•   Taxes and You

The taxes you actually owe on fund distributions and share transactions can vary with many factors, such as your tax bracket, how long you held your shares and whether you owe alternative minimum tax.

How can you figure out your tax liability on fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your share transactions.

Most importantly, consult your tax professional. Everyone's tax situation is different, and your professional should be able to help you answer any questions you may have.

•   Backup Withholding

A fund is required to withhold 28% of the money you are otherwise entitled to receive from its taxable distributions and redemption proceeds (other than from a money market fund) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the fund. Withholding at that rate also is required from each fund's taxable distributions to which you are otherwise entitled if you are such a shareholder and the IRS tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

In the case of a custodial account for a newborn, if the appropriate taxpayer identification number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive (from your investment provider) the custodian's date of birth and social security number together with a copy of the request made to the IRS for the newborn's social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-877-9700.

You must supply your signed taxpayer identification number form to your investment provider, if any, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

•   Buying Shares Before a Distribution

The money a fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional shares of the distributing class of the fund or paid to shareholders in cash.

Because of this, if you buy shares of a fund just before it makes a capital gain distribution, you'll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you're investing in a fund through a tax-advantaged retirement account, there are no tax consequences to you from a distribution.

38  Your Investment

•   MAINTAINING YOUR ACCOUNT

When you buy shares - Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in one of the funds or add to an existing account (except with an automatic investment), you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

Every buy or sell order you place will be processed at the next share price to be calculated after your order has been accepted. Purchase orders are deemed "accepted" when the funds' transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the funds, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur. Money market fund investors whose purchase orders are converted to "federal funds" before noon will accrue a dividend the same day. Normally, for all funds, dividends are first earned or accrued the day after your purchase order is accepted.

When you sell shares - If you bought your shares from Neuberger Berman Management Inc. , instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. Money market fund investors who place an order to sell shares before noon will not receive dividends on the day of the sale; bond fund investors will receive the dividends earned and accrued by the fund on the day they sell their shares.

In some cases, you will have to place your order to sell shares in writing, and you will need a signature guarantee (see "Signature Guarantees"). These cases include:

  when selling more than $50,000 worth of shares
  when you want the check for the proceeds to be made out to someone other than an owner ofrecord, or sent somewhere other than the address of record when you want the proceeds sent by wire or electronic transfer to a bank account you have notdesignated in advance

When selling shares in an account that you do not intend to close, be sure to leave at least $2,000 worth of shares in the account. Otherwise, the fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and send you the proceeds by mail.

The funds reserve the right to pay in kind for redemptions. The funds do not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of a fund's shareholders as a whole.

Uncashed checks - We do not pay interest on uncashed checks from fund distributions or the sale of fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

39  Your Investment

Statements and confirmations >- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

When you exchange shares - You can move money from one Neuberger Berman fund to another through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of another fund. There are three things to remember when making an exchange:

  both accounts must have the same registration
  you will need to observe the minimum investment and minimum account balance requirementsfor the fund accounts involved because an exchange is a sale for tax purposes, consider any tax consequences before placing yourorder

The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

Placing orders by telephone - Neuberger Berman fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you don't want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by fax or express delivery. You may also use FUND fone® or visit our website at www.nb.com.

Proceeds from the sale of shares -The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

  in unusual circumstances where the law allows additional time if needed if a check you wrote to buy shares hasn't cleared by the time you sell those shares; clearance maytake up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The funds do not issue certificates for shares. If you have share certificates from prior purchases, the only way to redeem them is by sending in the certificates. Also, if you lose a certificate, you will be charged a fee.

Other policies - Under certain circumstances, the funds reserve the right to:

  suspend the offering of shares
  reject any exchange or purchase order
  suspend or reject future purchase orders from any investor who does not provide payment to settlea purchase order

40  Your Investment

  change, suspend, or revoke the exchange privilege
  suspend the telephone order privilege
  satisfy an order to sell fund shares with securities rather than cash, for very large orders suspend or postpone your right to sell fund shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors.

•   Signature Guarantees

A signature guarantee is a guarantee that your signature is authentic.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a signature guarantee.

•   Investment Providers

The Investor Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the funds and by Neuberger Berman Management Inc. However, if you use an investment provider, most of the information you'll need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use an investment provider, you must contact that provider to buy or sell shares of any of the funds described in this prospectus.

Most investment providers allow you to take advantage of the Neuberger Berman fund exchange program, which is designed for moving money from one Neuberger Berman fund to another through an exchange of shares. See "When You Exchange Shares" for more information.

•   Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf or as our agent) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

41  Your Investment

BUYING SHARES

Method	Things to know	Instructions

Sending us a check	Your first investment must be at least $2,000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, cashier's checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to "Neuberger Berman Funds"; we cannot accept checks made out to you or other parties and signed over to us	Fill out the application and enclose your check

If regular first-class mail, send to:
     Neuberger Berman Funds
     Boston Service Center
     P.O. Box 8403
     Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
     Neuberger Berman Funds
     c/o State Street Bank and
        Trust Company
     66 Brooks Drive
Braintree, MA 02184-3839

Wiring money	A wire for a first investment must be for at least $2,000 Wires for additional invesments must be for at least $1,000	Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the fund name, your account number and other information as requested

Exchanging from another fund	An exchange for a first investment must be for at least $2,000; additional investments must be for at least $1,000

Both accounts involved must be registered in the same name, address and tax ID number

	An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order To place an order using FUNDfone®, call 800-335-9366 or through our website at www.nb.com

By telephone	We do not accept phone orders for a first investment

Additional investments must be for at least $1,000

Additional shares will be purchased when your order is accepted

Not available on retirement accounts	Call 800-877-9700 to notify us of your purchase

Immediately follow up with a wire or electronic transfer

To add shares to an existing account using FUNDfone®, call 800-335-9366 or you can use our website at www.nb.com

Setting up systematic investments	All investments must be at least $100	Call 800-877-9700 for instructions

42  Your Investment

SELLING SHARES

Method	Things to know	Instructions

Sending us a letter	Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s)

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance in all of your Neuberger Berman fund accounts is less than $200,000, you will be charged an $8.00 wire fee

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without fee

You may need a signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you	Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:
     Neuberger Berman Funds
     Boston Service Center
     P.O. Box 8403
     Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
     Neuberger Berman Funds
     c/o State Street Bank and
        Trust Company
     66 Brooks Drive
Braintree, MA 02184-3839

Sending us a fax	For amounts of up to $50,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number

Calling in your order	All phone orders to sell shares must be for at least $1,000 unless you are closing out an account

Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59 1/2 or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days	Call 800-877-9700 to place your order

Give your name, account number, the fund name, the dollar amount or number of shares you want to sell, and any other instructions

To place an order using FUNDfone®, call 800-335-9366 or visit our website at www.nb.com

Exchanging into another fund	All exchanges must be for at least $1,000 Both accounts must be registered in the same name, address and tax ID number An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order To place an order using FUNDfone®, call 800-335-9366 or visit our website at www.nb.com

Setting up systematic withdrawals	For accounts with at least $5,000 worth of shares in them Withdrawals must be at least $100	Call 800-877-9700 for instructions

By check	Available for money market funds only Withdrawals must be for at least $250 Cannot include dividends accrued but not yet posted to your account

43  Your Investment

•   Retirement Plans

We offer investors a number of tax-advantaged plans for retirement saving:

Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they're not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: SEP-IRA, SIMPLE, Keogh, and other types of plans. Coverdell Education Savings Accounts (formerly Education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of plans or accounts may be beneficial for you, then call 800-877-9700 for information on any Neuberger Berman retirement plan or account.

Generally, retirement plans should not invest in municipal funds.

•   Internet Connection

Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that's most relevant to you.

As a Neuberger Berman funds shareholder, you can use the web site to access account information and even make secure transactions - 24 hours a day. You can also receive fund documents such as prospectuses and financial reports as well as your statements electronically via NB DeliverE SM. If you want further information, please call 800-877-9700.

•   MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions in fund shares ("market-timing activities") can interfere with fund management and affect costs and performance for other shareholders. To discourage market-timing activities by fund shareholders, the funds' trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege or suspend the telephone order privilege.

NB Management applies the funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of fund shares. These policies and procedures are applied consistently to all shareholders. Although the funds make efforts to monitor for market-timing activities, the ability of the funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the funds will be able to eliminate all market-timing activities.

44  Your Investment

•   PORTFOLIO HOLDINGS POLICY

A description of policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information. The complete portfolio holdings for each fund (except Cash Reserves, Government Money Fund and Municipal Money Fund) are available at http://www.nb.com/ind/mutual_funds/prospectuses/ 15-30 days after each month-end. Each fund's complete portfolio holdings will remain available until a report on Form N-Q or Form N-CSR including the date of the posted information has been filed with the SEC.

•   FUND STRUCTURE

Each fund uses a "multiple class" structure. The Neuberger Berman funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Investor Class shares of the funds.

45  Your Investment

Neuberger Berman Income Funds
Investor Class Shares

No load, sales charges or 12b-1 fees

If you'd like further details on these funds you can request a free copy of the following documents:

Shareholder Reports - The shareholder reports offer information about each fund's recent performance, including:

  a discussion by the portfolio manager(s) about strategies and market conditions fund performance data and financial statements
  portfolio holdings

Statement of Additional Information (SAI) - The SAI contains more comprehensive information on these funds, including:

  various types of securities and practices, and their risks investment limitations and additional policies
  information about each fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.
Sub-adviser: Neuberger Berman, LLC

•   Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc
605 Third Avenue
2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Website: www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC's website at www.sec.gov.

You may also view and copy the documents at the SEC's Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

  A0107 02/05 SEC file number: 811-3802

A Lehman Brothers Company

Neuberger Berman Management Inc.
605 Third Avenue
2nd Floor
New York, NY 10158-0180

Shareholder Services
800.877.9700

Institutional Services
800.366.6264
www.nb.com

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TRUST CLASS SHARES Limited Maturity Bond Fund

These securities, like the securities of all mutual
funds, have not been approved or disapproved by
the Securities and Exchange Commission, and
the Securities and Exchange Commission has not
determined if this prospectus is accurate or
complete. Any representation to the contrary is a
criminal offense.

Neuberger Berman
Contents

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INCOME FUNDS

Limited Maturity Bond Fund	2

YOUR INVESTMENT

Maintaining Your Account	8
Share Prices	9
Distributions and Taxes	10
Market Timing Policy	12
Portfolio Holdings Policy	12
Fund Structure	12
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THIS FUND:

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  is designed for investors seeking current income
  offers you the oportunity to participate in financial markets through a professionally managed bond portfolio carries certain risks, including the risk that you could lose money if fund shares are worth less, when you sell them, than what you originally paid. This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
  is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency.
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The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.© 2005 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman
Limited Maturity Bond Fund	Ticker Symbol: NBLTX NBCXX

GOAL & STRATEGY

The fund seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

To pursue these goals, the fund invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers. These may include mortgage- and asset-backed securities. To enhance yield and add diversification, the fund may invest up to 10% of its net assets in securities that are below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or Standard & Poor's or, if unrated by either of these, deemed by the investment managers to be of comparable quality. When the managers believe there are attractive opportunities in foreign markets, the fund may also invest in foreign debt securities to enhance yield and/or total return.

The fund seeks to reduce credit risk by diversifying among many issuers and different types of securities. Although it may invest in securities of any maturity, under normal circumstances it maintains an average portfolio duration of four years or less.

The managers monitor national trends in the corporate and government securities markets, as well as a range of economic and financial factors. If particular sectors of the bond market appear relatively inexpensive, the managers may increase the fund's exposure in those sectors and decrease exposure in other sectors. The managers look for securities that appear underpriced compared to securities of similar structure and credit quality. In choosing lower-rated securities, the managers generally look for bonds from issuers whose financial health appears comparatively strong, and that may have their credit ratings raised. The fund may sell securities if the managers find an opportunity they believe is more compelling or if the managers' outlook on the investment or the market changes.

The fund is authorized to change its goals without shareholder approval, although it does not currently intend to do so. The fund normally invests at least 80% of its net assets in bonds and other debt securities. The fund will not alter this policy without providing shareholders at least 60 days' advance notice.

•   Duration

Duration is a measure of a bond investment's sensitivity to changes in interest rates.

Typically, with a 1% change in interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration.

•  Bond Ratings

Most large issuers obtain ratings for their bonds from one or more independent rating agencies, although many bonds of all quality levels remain unrated.

The fund considers bonds rated in the top four categories of credit quality by at least one rating agency (and unrated bonds deemed by the managers to be of comparable quality) to be investment grade. Bonds rated no higher than the fifth or sixth category (BB/Ba or B) are considered non-investment grade. Many of these "junk bonds" are actually issued by reputable companies and offer attractive yields.

2  Limited Maturity Bond Fund

MAIN RISKS

Most of the fund's performance depends on what happens in the bond markets. The value of your investment will rise and fall, and you could lose money.

The fund's yield and total return will change with interest rate movements. When interest rates rise, the fund's share price will typically fall. The fund's sensitivity to this interest rate risk will increase with any increase in the fund's duration.

Some debt securities in which the fund may invest allow the issuer to repay them early; these are referred to as "callable securities." Issuers will often repay the obligation underlying a callable security when interest rates are low. Therefore, to the extent the fund holds callable securities and the issuers repay the securities early, the fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the fund likely would have to reinvest the proceeds of the payoff at then current yields, which will be lower than the yield of the callable security that was paid off.

A downgrade or default affecting any of the fund's securities would affect the fund's performance. Performance could also be affected if unexpected interest rate trends cause the fund's mortgage- or asset-backed securities to be paid off substantially earlier or later than expected. Higher interest rates generally result in slower payoffs, which effectively increase duration and heighten interest rate risk. When interest rates fall, many mortgages are refinanced, and mortgage-backed securities may be repaid early. Thus, the fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

Foreign securities could add to the ups and downs in the fund's share price, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

Over time, the fund may produce lower returns than stock investments and less conservative bond investments. Although the fund's average return has outpaced inflation over the long term, it may not always do so. Your results relative to the rate of inflation will, of course, be affected by any taxes you pay on fund distributions.

Due to the fund's limited duration and the need to sometimes change allocation among sectors, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and increased transaction costs.

3  Limited Maturity Bond Fund

Other Risks

The fund may use certain practices and securities involving additional risks.

The use of certain derivatives to hedge interest rate risk or produce income could affect fund performance if interest rates, or the derivatives, do not perform as expected.

Not all securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the right of the issuing entity to borrow from the Treasury, while others are supported by the Treasury's discretionary authority to lend to the issuer, and still others are backed only by the issuing entity. The U.S. government securities purchased by the fund may include mortgage-backed securities.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goals and invest substantially in high-quality, short-term debt instruments. This could help the fund avoid losses but may mean lost opportunities.

4  Limited Maturity Bond Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on taxable fund distributions or on the redemption of fund shares at a gain. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it's not a prediction of future results.

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Average Annual Total % Returns as of 12/31/2004*

	1 Year	5 Years	10 Years

Limited Maturity Bond Fund
Return Before Taxes	0.80	4.61	5.05
Return After Taxes on Distributions	-0.45	2.76	2.87
Return After Taxes on Distributions and Sale of Fund Shares	0.52	2.80	2.94
Merrill Lynch 1-3 Year Treasury Index	0.91	4.93	5.71

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Description:
The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of U.S. Treasuries with maturities between 1 and 3 years

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* Through 2/9/2001 Limited Maturity Bond Fund Trust Class was organized as a feeder fund in a master/feeder, rather than a multiple class, structure. Performance shown for the period from August 1993 to 2/10/2001 is that of the predecessor feeder fund, which had an identical investment program and the same expenses as Limited Maturity Bond Fund Trust Class. Performance from January to August 1993 is that of Limited Maturity Bond Fund Investor Class, which began operation in 1986. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Trust Class would have had. Returns would have been lower if Neuberger Berman Management Inc. had not reimbursed certain expenses during the periods shown.

•   Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in fund shares and include all fund expenses.

The table compares the fund's returns to those of a broad-based market index. The fund's performance figures include all of its expenses, but the index does not include costs of making investments or any tax consequences.

To obtain the fund's current yield, call 800-877-9700 or visit our website at www.nb.com. The current yield is the fund's net income over a 30-day period expressed as an annual rate of return.

5  Limited Maturity Bond Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

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Fee Table

Shareholder Fees		None

Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.
	Management fees	0.75
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.20

Equals:	Total annual operating expenses	0.95

Minus:	Expense reimbursement	0.15

Equals:	Net expenses	0.80

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Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

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	1 Year	3 Years	5 Years	10 Years

Expenses	$82	$255	$479	$1,123

* Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 10/31/2008, so that the total annual operating expenses of the fund are limited to 0.80% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 0.80% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year's expenses.

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MANAGEMENT

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Theodore P. Giuliano and John E. Dugenske are Vice Presidents of Neuberger Berman Management Inc. and Managing Directors of Neuberger Berman, LLC. Giuliano is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. Prior to joining Neuberger Berman, Dugenske was Director of Research and Trading and a managing director at another investment firm from 1998-2003. Giuliano and Dugenske have been managers of the fund since 1996 and 2004, respectively.

Neuberger Berman Management Inc. is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $82.9 billion in total assets (as of 12/31/2004) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2004, the management/administration fees paid to Neuberger Berman Management Inc. by the fund's Trust Class were 0.75% of average net assets.

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6  Limited Maturity Bond Fund

FINANCIAL HIGHLIGHTS

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	Year Ended October 31,	2000	2001	2002	2003	2004

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	9.06	8.88	9.32	9.20	9.15
Plus:	Income from investment operations
	Net investment income	0.57	0.55	0.40(4)	0.26	0.22
	Net gains/losses - realized and unrealized	(0.18)	0.44	(0.10)(4)(5)	0.01	(0.09)
	Subtotal: income from investment operations	0.39	0.99	0.30	0.27	0.13
Minus:	Distributions to shareholders
	Income dividends	0.54	0.55	0.42	0.32	0.31
	Tax return of capital	0.03	–	–	–	–
	Subtotal: distributions to shareholders	0.57	0.55	0.42	0.32	0.32
Equals:	Share price (NAV) at end of year	8.88	9.32	9.20	9.15	8.97

Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income – as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

	Net expenses – actual	0.80	0.80	0.80	0.80	0.80
	Gross expenses(1)	1.26	1.01	0.92	0.93	0.95
	Expenses(2)	0.80	0.80	0.80	0.80	0.80
	Net investment income – actual	6.34	5.95	4.31(4)	2.80	2.38

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

	Total return (%)(3)	4.50	11.41	3.35	3.00	1.44
	Net assets at end of year (in millions of dollars)	26.9	38.1	42.9	36.5	27.0
	Portfolio turnover rate (%)	105	147	140	129	94

For dates prior to 2/10/2001, the figures above are from the fund's predecessor feeder fund. All figures have been audited by Ernst & Young LLP, the fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

(1)Shows what this ratio would have been if there had been no expense reimbursement.

(2) Shows what this ratio would have been if there had been no expense offset arrangements.

(3) Would have been lower if Neuberger Berman Management Inc. had not reimbursed certain expenses.

(4) With the adoption of the AICPA Audit and Accounting Guide for Investment Companies, net investment income per share decreased by $.02, net gains or losses on securities increased by $.02, and the ratio of net investment income to average net assets decreased by .26%.

(5) The amount shown may not agree with aggregate gains and losses because of the timing of sales and repurchases of fund shares.
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7  Limited Maturity Bond Fund

Neuberger Berman
Your Investment

•  MAINTAINING YOUR ACCOUNT

To buy or sell Trust Class shares described in this prospectus, contact your investment provider. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The fund does not issue certificates for shares.

Most investment providers allow you to take advantage of the Neuberger Berman fund exchange program, which is designed for moving money from the Trust Class of one Neuberger Berman fund to the Trust Class of another through an exchange of shares. However, this privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

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Every buy or sell order you place will be processed at the next share price to be calculated after your order has been accepted. Purchase orders are deemed "accepted" when the funds' transfer agent, has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the funds, your order is deemed accepted on the date you pre-selected on your SIP application for the systematic investments to occur.

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Under certain circumstances, the fund reserves the right to:

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  suspend the offering of shares
  reject any exchange or purchase order
  suspend or reject future purchase orders from any investor who does not provide payment to settlea purchase order change, suspend, or revoke the exchange privilege
  satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone your right to sell fund shares on days when trading on the New York StockExchange is restricted, or as otherwise permitted by the SEC.

Dividends are first earned or accrued the day after your purchase order is accepted.

Proceeds from the sale of shares - The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

  in unusual circumstances where the law allows additional time if needed if a check you wrote to buy shares hasn't cleared by the time you sell those shares; clearance maytake up to 15 calendar days from the date of purchase.
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If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

Uncashed checks - When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks.

8  Your Investment

•   Your Investment Provider

The Trust Class shares described in this prospectus are available only through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management Inc. However, most of the information you'll need for managing your investment will come from your investment provider. This includes information on how to buy and sell Trust Class shares, investor services, and additional policies.

In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

•  Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf or as our agent) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

•  SHARE PRICES

Because Trust Class shares of the fund do not have a sales charge, the price you pay for each share of the fund is the fund's net asset value per share. Similarly, because the fund does not charge fees for selling shares, the fund pays you the full share price when you sell shares. Remember that your investment provider may charge fees for its services.

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The fund is open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or other days on which the Exchange is closed. Because fixed income securities trade in markets outside the Exchange, the fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the fund would post a notice on the Neuberger Berman website, www.nb.com.

In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). You should check with your investment provider to find out by what time your order must be received so that it can be processed the same day. Depending on when your investment provider accepts orders, it's possible that the fund's share price could change on days when you are unable to buy or sell shares.

The fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time.

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Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

9  Your Investment

•   Share Price Calculations

The price of a particular share class of the fund is the total value of the assets attributable to that class minus the liabilities attributable to that class, divided by the total number of shares of that class outstanding. Because the value of the fund's securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the fund uses bid quotations. However, in certain cases, events that occur after certain markets have closed may render these quotations unreliable.

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When the fund believes a reported quotation for a security does not reflect the amount the fund would receive on a current sale of that security, the fund may substitute for th e quotation a fair-value estimate made according to methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

Fair value pricing generally will be used if the exchange on which a fixed income security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to the fund's net asset value calculation. The fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that foreign market closes and the time the New York Stock Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that a fund's net asset value will be subject to the judgment of the trustees' designee instead of being determined by market prices.

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•  DISTRIBUTIONS AND TAXES

Distributions – The fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, it declares income dividends daily and pays them monthly. The fund makes any capital gain distributions once a year (in December). Gains from foreign currency transactions, if any, are normally distributed in December.

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Consult your investment provider about whether your income dividends and capital gain distributions from the fund will be reinvested in additional shares of the fund or paid to you in cash. Although fund distributions are actually made to the investment provider that holds Trust class shares on your behalf, the following discussion describes distributions made to you and their tax consquences because you are the shares' beneficial owner.

How distributions are taxed – Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional fund shares.

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Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

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Distributions of income (other than exempt-interest dividends) and the excess of net short-term capital gain over net long-term capital loss are generally taxed as ordinary income. It is not expected that any of the fund's distributions will be attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations), which is subject to a 15% maximum federal income tax rate for individual shareholders.

10  Your Investment

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund or whether you reinvested your distributions.

How share transactions are taxed – When you sell (redeem) or exchange fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

•  Taxes and You

The taxes you actually owe on fund distributions and share transactions can vary with many factors, such as your tax bracket, how long you held your shares and whether you owe alternative minimum tax.

How can you figure out your tax liability on fund distributions and share transactions? One helpful tool is the tax statement that your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your share transactions.

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Most importantly, consult your tax professional. Everyone's tax situation is different, and your professional should be able to help you answer any questions you may have.

•  Backup Withholding

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The fund is required to withhold 28% of the money you are otherwise entitled to receive from its taxable distributions and redemption proceeds if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the fund. Withholding at that rate also is required from the fund's taxable distributions to which you are otherwise entitled if you are such a shareholder and the IRS tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

In the case of a custodial account for a newborn, if the appropriate taxpayer identification number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive (from your investment provider) the custodian's date of birth and social security number together with a copy of the request made to the IRS for the newborn's social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-877-9700.

You must supply your signed taxpayer identification number form to your investment provider, if any, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

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•  Buying Shares Before a Distribution

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The money the fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional shares of the distributing class of the fund or paid to shareholders in cash.

11  Your Investment

Because of this, if you buy shares of the fund just before it makes a capital gain distribution, you'll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

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Generally, if you're investing in the fund through a tax-advantaged retirement account, there are no tax consequences to you from a distribution.

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•  MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions in fund shares ("market-timing activities") can interfere with fund management and affect costs and performance for other shareholders. To discourage market-timing activities by fund shareholders, the fund's trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege or suspend the telephone order privilege.

NB Management applies the fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of fund shares. These policies and procedures are applied consistently to all shareholders. Although the fund makes an effort to monitor for market-timing activities, the ability of the fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the fund will be able to eliminate all market-timing activities.

•  PORTFOLIO HOLDINGS POLICY

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information. The fund's complete portfolio holdings are available at http://www.nb.com/ind/mutual_funds/propectuses/15-30 days after each month-end. The fund's complete portfolio holdings will remain available until a report on Form N-Q or Form N-CSR including the date of the posted information has been filed with the SEC.

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•  FUND STRUCTURE

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The fund uses a "multiple class" structure. The Neuberger Berman funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Trust Class shares of the fund.

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12  Your Investment

Neuberger Berman Income Funds
Trust Class Shares

No load, sales charges or 12b-1 fees

If you'd like further details on this fund you can request a free copy of the following documents:

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Shareholder Reports - The shareholder reports offer information about the fund's recent performance, including:

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  a discussion by the portfolio manager(s) about strategies and marketconditions fund performance data and financial statements
  portfolio holdings

Statement of Additional Information (SAI) –  The SAI contains more comprehensive information on this fund, including:

  various types of securities and practices, and their risks investment limitations and additional policies
  information about the fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager:   Neuberger Berman Management Inc.
Sub-adviser:  Neuberger Berman, LLC

•  Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

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Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Website: www.nb.com
Email: fundinquiries@nb.com

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You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC's website at www.sec.gov.

You may also view and copy the documents at the SEC's Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

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  A0108 02/05 SEC file number: 811-3802

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NEUBERGER | BERMAN
A Lehman Brothers Company

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180

Shareholder Services 800.877.9700

Institutional Services
800-366-6264
www.nb.com

INSTITUTIONAL CLASS SHARES Strategic Income Fund
These securities, like the securities of all mutual
funds, have not been approved or disapproved by
the Securities and Exchange Commission, and
the Securities and Exchange Commission has not
determined if this prospectus is accurate or
complete. Any representation to the contrary is a
criminal offense.

Neuberger Berman
Contents

INCOME FUNDS
Strategic Income Fund	1

YOUR INVESTMENT
Eligible Accounts	10
Maintaining Your Account	10
Share Prices	11
Distributions and Taxes	12
Market Timing Policy	14
Portfolio Holdings Policy	14
Fund Structure	14

THIS FUND:

  is designed for investors seeking current income without undue risk to principal carries certain risks, including the risk that you could lose money if fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
  is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.© 2005 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman
Strategic Income Fund	Ticker Symbol: NBSIX

GOAL & STRATEGY

The fund seeks to maximize income without undue risk to principal.

To pursue this goal, the fund normally maintains broad exposure to core, investment grade fixed income instruments and makes strategic and tactical allocations to certain income-oriented sectors as their risk-adjusted, relative values become attractive to the Asset Allocation Committee. Through diversification to several market sectors, the fund attempts to reduce the negative volatility associated with, and the impact of, price declines in any one single sector. The fund expects to benefit as well from opportunistic, tactical asset allocation as values shift among various income-producing sectors. The fund normally invests primarily in a diversified portfolio of fixed income instruments of varying sectors, credit quality and maturities and dividend-paying equities. The fixed income instruments may include domestic and foreign debt securities of government and corporate issuers.

In managing the portfolio, the Asset Allocation Committee periodically allocates assets among the market sectors based on an analysis of relative historic and projected sector spreads and total returns - i.e., the differences in yield among the different sectors, adjusted to reflect the Asset Allocation Committee's conclusions about their relative levels of risk. This analysis is dependent upon a review of a variety of economic factors and expected rates of return, such as projected interest rate movements, industry cycles, volatility forecasts and secular and political trends. Within each sector, the manager looks for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry allocation. In selecting securities, relative yields and perceived risk/reward ratios are the primary considerations.

The fund normally invests at least 45% of its total assets in investment grade debt securities. The fund may invest up to 25% of its total assets in securities that are below investment grade ("high yield bonds", commonly called "junk bonds"), provided that, at the time of purchase, they are rated at least B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Services ("S&P") or, if unrated by either of these, deemed by the manager to be of comparable quality. Fixed income securities in which the fund may invest include U.S. Treasury and agency obligations, obligations of foreign governments, corporate bonds, mortgage bonds, mortgage- and asset-backed securities, convertible securities and corporate loans. The fund may also invest up to 25% of its total assets in dividend-paying equity securities, including those issued by real estate investment trusts ("REITs").

Although the fund can invest in securities of any maturity, the average duration of the fixed income portion of the fund's portfolio will normally be up to five years.

The fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign securities in which the fund invests may include emerging market securities. Although there is no assurance that any particular currency risk will be hedged at a particular time, the fund currently intends to hedge a significant portion of its exposure to foreign currency with the intention of reducing the risk of loss due to fluctuations in currency exchange rates.

The fund may use derivative instruments such as options, futures contracts or swap agreements, primarily for hedging purposes.

1  Strategic Income Fund

The fund may invest up to 2% of its total assets in foreign currency derivative instruments for investment purposes. These positions are not hedged.

In selecting securities, the manager analyzes a security's structural features and current pricing, its issuer's potential for success, and the credit, currency, economic, and political risks of the security and its issuer. The fund may sell securities if the manager finds an opportunity it believes is more compelling or if the manager's outlook on the investment or the market changes.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so.

•   Duration

Duration is a measure of an investment's sensitivity to changes in interest rates. Typically, with a 1% change in interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration.

•   Debt Securities

Debt securities differ in their interest rates and duration, among other factors. The manager's expectations as to future changes in market interest rates will influence its choice of the appropriate durations of the debt securities comprising the fund's portfolio. For example, if the manager expects interest rates to rise, it may invest more heavily in bonds with shorter durations, with the intention of benefiting the fund from purchases of longer-term bonds after rates have risen. Conversely, if the manager expects interest rates to fall, it may invest more heavily in bonds with longer durations, with the intention of taking advantage of the high rates then available.

•   Bond Ratings

Most large issuers obtain ratings for their bonds from one or more independent rating agencies, although many bonds of all quality levels remain unrated. The fund considers investment grade bonds to be those rated in the top four categories of credit quality by at least one rating agency, and unrated bonds deemed by the adviser to be of comparable quality.

•   High Yield Bonds

"High yield bonds" are fixed income securities that are below investment grade. They typically offer investors a higher yield than other fixed income securities. The higher yields are usually justified by the weaker credit profile of high yield issuers as compared to investment grade issuers. High yield bonds include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental issuers, including bonds, debentures and notes; the category is also generally considered to include the preferred stocks of many issuers that have priority over any other class of stock of the issuer as to the distribution of assets or the payment of dividends. A high yield bond itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the bond or acquired as part of a unit with the bond.

2  Strategic Income Fund

•  Real Estate Investment Trusts

A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. REITs are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code.

REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

3  Strategic Income Fund

MAIN RISKS

Most of the fund's performance depends on what happens in the bond market. The market's behavior is unpredictable, particularly in the short term. Because of this, the value of your investment will rise and fall, and you could lose money.

Interest Rate Risk. The fund's yield and total return will change with interest rate movements. When interest rates rise, the fund's share price will typically fall. The fund's sensitivity to this risk will increase with any increase in the fund's duration.

Performance could also be affected if unexpected interest rate trends cause the fund's mortgage- or asset-backed securities to be paid off substantially earlier or later than expected. In particular, increased market rates result in fewer mortgage refinancings, which effectively increase the duration of mortgage-backed securities, heightening their sensitivity to the increase in interest rates. When market rates decline, the market value of mortgage-backed securities increases. However, because refinancings increase, the principal of these securities is likely to be paid off early, with the result that the fund must reinvest its assets at the current (lower) rates.

Credit Risk. The fund is also subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due. A downgrade or default affecting any of the fund's securities would affect the fund's performance. The fund's share price will fluctuate in response to:

  changes in the actual and perceived creditworthiness of the issuers of the fund's investments;
  social, economic or political factors;
  factors affecting the industry in which a particular issuer operates, such as competition or technological advances; and
  factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead.

While the fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the fund itself and do not guarantee the market price of the security. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment. The government securities purchased by the fund may include mortgage-backed securities.

Convertible securities are exchangeable for common stock and may therefore be more likely to fluctuate in price.

Call Risk. Some debt securities allow the issuer to call them for early repayment. Issuers of such securities will often call them when interest rates are low. To the extent this occurs, the fund may not benefit fully from the increase in market value that other debt securities experience when rates decline. In addition, the fund likely would have to reinvest the proceeds of the payoff at current yields, which are lower than those paid by the callable security that was paid off.

High Yield Bonds. High yield bonds involve a greater risk than investment grade bonds, including greater price volatility and a greater risk that the issuer of such bonds will default on the timely payment of principal and interest. Lower-rated bonds can be less liquid and therefore may carry higher transaction costs, which could affect the fund's performance.

4  Strategic Income Fund

To the extent the fund invests in lower-rated bonds, the fund is subject to their risks, including the risk that its holdings may:

  fluctuate more widely in price and yield than investment grade bonds fall in price during times when the economy is weak or is expected to become weak be difficult to sell at the time and price the fund desires require a greater degree of judgment to establish a price
  go into default

The value of the fund's high yield bonds will fluctuate in response to changes in market interest rates, although the link between interest rates and bond prices tends to be weaker with lower-rated bonds than with investment grade bonds.

REITs. The fund's performance will also be affected by the performance of its equity investments, including REITs. The stock market's behavior is unpredictable, particularly in the short term. To the extent the fund invests in REITs, its performance will also be affected by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Some of the REIT securities in which the fund invests may be preferred stock which receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile. Most equity REITs receive a flow of income from property rentals, which they pay to their shareholders in the form of dividends.

REIT and other real estate company share prices overall will typically decline over periods when interest rates are rising. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain. In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under federal tax laws.

REITs tend to be small- to mid-cap companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, large-cap company stocks. Smaller real estate companies often have narrower markets and more limited managerial and financial resources than larger companies. There may also be less trading in a small- or mid-cap company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger-cap company stocks.

Foreign Securities. Foreign securities could add to the ups and downs in the fund's share price. Foreign securities are riskier than comparable U.S. securities. This is in part because foreign markets are less developed and foreign governments, economies, laws, tax codes and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price than comparable U.S. securities, and they may also be less liquid. These risks are generally greater in

5  Strategic Income Fund

emerging markets. The fund could underperform if the manager invests in countries or regions whose economic performance falls short.

To the extent the fund invests in securities denominated in foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses. While the fund may endeavor to hedge against most currency risk, the hedging instruments may not always perform as the fund expected, and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries.

Illiquid Securities. The fund can invest up to 15% of its net assets in illiquid securities. These securities may be more difficult to dispose of at the price at which the fund is carrying them. Judgment also plays a greater role in pricing these securities than it does for securities having more active markets.

General. Over time, the fund may produce lower returns than stock investments. Due to the fund's limited duration and the need to sometimes change allocation among sectors, the fund may have a high portfolio turnover rate. The fund may engage in active and frequent trading, which may result in increased brokerage commissions and other transaction costs and realized capital gains, which could negatively affect the fund's performance.

Other Risks

The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. The use of certain derivatives to hedge interest rate risk or produce income could affect fund performance if the derivatives do not perform as expected.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high quality, short-term debt instruments. This could help the fund avoid losses but may mean lost opportunities.

6  Strategic Income Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on taxable fund distributions or on the redemption of fund shares at a gain. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it's not a prediction of future results.

Average Annual Total % Returns as of 12/31/2004

	1 Year	Since Inception (7/11/2003)

Strategic Income Fund
Return Before Taxes	10.44	10.64
Return After Taxes on Distributions	8.65	8.97
Return After Taxes on Distributions and Sale of Fund Shares	6.79	8.11
Lehman Brothers U.S. Aggregate Bond Index	4.34	3.27

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Description:
The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of the U.S. investment grade fixed rate bond market.

•   Performance Measures

The information on this page provides different measures of the fund's total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in fund shares and include all fund expenses.

The table compares the fund's returns to those of a broad-based market index. The fund's performance figures include all of its expenses, but the index does not include costs of making investments or any tax consequences.

To obtain the fund's current yield, call 800-877-9700 or visit our website at www.nb.com. The current yield is the fund's net income over a period expressed as an annual rate of return.

7  Strategic Income Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying or selling shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

ShareholderFees		None

Annual operating expenses
(% of average net assets)*
These are deducted from fund assets, so you pay them indirectly
	Management fees	0.75
Plus:	Distribution (12b-1) fees	None
	Other expenses	0.98

Equals:	Total annual operating expenses	1.73

Minus:	Expense reimbursement	0.88

Equals:	Net expenses	0.85

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years

Expenses	$87	$271	$471	$1,049

* Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through October 31, 2015, so that the total annual operating expenses of the fund are limited to 0.85% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 0.85% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

MANAGEMENT

Neuberger Berman Management Inc. is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $82.9 billion in total assets (as of 12/31/2004) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2004, the management/administration fees paid to Neuberger Berman+ Management Inc. by the fund's Institutional Class were 0.75% of average net assets.

The fund is managed by a team of investment professionals.

8  Strategic Income Fund

FINANCIAL HIGHLIGHTS

	Year Ended October 31,	2003 (1)	2004

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	10.00	10.11
Plus:	Income from investment operations
	Net investment income	0.10	0.36
	Net gains/losses - realized and unrealized	0.09	0.69
	Subtotal: income from investment operations	0.19	1.05
Minus:	Distributions to shareholders
	Income dividends	0.08	0.44
	Subtotal: distributions to shareholders	0.08	0.44
Equals:	Share price (NAV) at end of year	10.11	10.72

Ratios (% of average net assets)
The ratios show the fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

	Net expenses - actual	0.84 (2)	0.84
	Gross expenses (3)	3.77 (2)	1.72
	Expenses (4)	0.85 (2)	0.85
	Net investment income - actual	3.51 (2)	3.44

Other data
Total return shows how an investment in the fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

	Total return (%) (5)	1.95 (6)	10.65
	Net assets at end of year (in millions of dollars)	23.6	29.4
	Portfolio turnover rate (%)	34	85

All figures have been audited by Ernst & Young LLP, the fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the fund's most recent shareholder report (see back cover).

(1)	Period from 7/11/2003 (beginning of operations) to 10/31/2003.
(2)	Annualized
(3)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(4)	Shows what this ratio would have been if there had been no expense offset arrangements.
(5)	Would have been lower if Neuberger Berman Management had not reimbursed certain expenses and/or a portion of the investment management fee.
(6)	Not annualized.

9  Strategic Income Fund

Neuberger Berman
Your Investment

•   ELIGIBLE ACCOUNTS

The Institutional Class shares described in this prospectus are available to you for investment through retirement and other benefit plans and other accounts managed by Lehman Brothers Trust Company, N.A., Neuberger Berman, LLC, and other investment providers having agreements with Neuberger Berman Management Inc. To buy or sell Institutional Class shares of the fund, contact your investment provider.

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management Inc. However, most of the information you'll need for managing your investment will come from your investment provider. This includes information on how to buy and sell Institutional Class shares, investor services, and additional policies.

The minimum aggregate size for each investment provider's account with the fund is $250,000. This minimum does not apply to your individual account; however, your investment provider may establish a minimum size for individual accounts. Neuberger Berman Management Inc. can waive the $250,000 minimum for investment providers in appropriate cases.

•   MAINTAINING YOUR ACCOUNT

The fund does not impose any sales charge or commission for investment in Institutional Class shares. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The fund does not issue certificates for shares.

In exchange for the services it offers, your investment provider charges fees, which are generally in addition to those described in this prospectus.

Under certain circumstances, the fund reserves the right to:

  suspend the offering of shares
  reject any purchase order
  suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order satisfy an order to sell fund shares with securities rather than cash, for certain very large orders suspend or postpone your right to sell fund shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC.

The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within three business days. Proceeds may be delayed beyond this time in unusual circumstances where the law allows additional time if needed.

•   Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf or as our agent) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

10  Your Income

•   SHARE PRICES

Because Institutional Class shares of the fund do not have a sales charge, the price you or your account pays for each share of the fund is the net asset value per share. Similarly, because the fund does not charge any fee for selling shares, the fund pays the full share price when you or your account sells shares. Remember that your investment provider may charge fees for its investment management services.

The fund is open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or other days on which the Exchange is closed. Because fixed income securities trade in markets outside the Exchange, the fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the fund would post a notice on the Neuberger Berman website, www.nb.com. In general, every buy or sell order you or your account places will go through at the next share price calculated after your order has been accepted. (see "Maintaining Your Account" for information on placing orders). Check with your investment provider to find out what time your order must be received so that it can be processed the same day. Depending on when your investment provider accepts orders, it's possible that the fund's share price could change on days when you are unable to buy or sell shares.

The fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

•   Share Price Calculations

The price of an Institutional Class share of the fund is the total value of the assets attributable to that class minus the liabilities attributable to that class, divided by the total number of shares of that class outstanding. Because the value of the fund's securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the fund uses market prices. For fixed income securities, this is generally based on bid quotations. For equity portfolio securities, it is usually the closing price on the exchange or other market where the security primarily trades. However, in certain cases, events that occur after certain markets have closed may render these prices unreliable.

When the fund believes a reported quotation or market price for a security does not reflect the amount the fund would receive on a current sale of that security, the fund may substitute for the quotation or market price a fair-value estimate made according to methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

Fair value pricing generally will be used if the exchange on which a portfolio security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to a fund's net asset value calculation. The fund may also use these methods to value securities that trade in a foreign market, especially if significant events that appear likely to affect the value of those securities occur between the time

11  Your Investment

that foreign market closes and the time the New York Stock Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that a fund's net asset value will be subject to the judgment of the trustees' designee instead of being determined by market prices.

•   DISTRIBUTIONS AND TAXES

Distributions - The fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, it declares and pays income dividends quarterly. The fund makes any capital gain distributions once a year (in December). Gains from foreign currency transactions, if any, are normally distributed in December.

Consult Neuberger Berman, LLC or your investment provider about whether distributions from the fund to your account will be reinvested in fund shares or paid to your account in cash.

How distributions are taxed - Fund distributions paid to a qualified retirement or other plan account (a "Tax Advantaged Account") are tax-free, although eventual withdrawals from those accounts generally are subject to tax. Fund distributions paid to other shareholders ("Taxable Investors") are generally taxable to you, regardless of whether they are paid in cash or reinvested in fund shares.

Distributions generally are taxable to Taxable Investors in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You" below) will help clarify this for you.

Distributions of income and the excess of net short-term capital gain over net long-term capital loss are generally taxed to Taxable Investors as ordinary income. It is not expected that any of the fund's distributions will be attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations), which is subject to a 15% maximum federal income tax rate for individual sharesholders.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term loss) are generally taxed to Taxable Investors as long-term capital gains and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund or whether you reinvested your distributions.

How share transactions are taxed - When you sell (redeem) fund shares, you generally will realize a taxable gain or loss (if you are a Taxable Investor). Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above. When a Tax-Advantaged Account redeems fund shares, there are no tax consequences to the plan or its beneficiaries.

12  Your Investment

•   Taxes and You

For Taxable Investors, the taxes you actually owe on fund distributions and share transactions can vary with many factors, such as your tax bracket, how long you held your shares and whether you owe alternative minimum tax.

How can you figure out your tax liability on fund distributions and share transactions? One helpful tool is the tax statement that Neuberger Berman, LLC or your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. You will also receive a separate statement of your transactions.

Most importantly, consult your tax professional. Everyone's tax situation is different, and your professional should be able to help you answer any questions you may have.

•   Backup Withholding

The fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the fund. Withholding at that rate also is required from the fund's distributions to which you are otherwise entitled if you are such a shareholder and the IRS tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

In the case of a custodial account for a newborn, if the appropriate taxpayer identification number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive (directly or from your investment provider) the custodian's date of birth and social security number together with a copy of the request made to the IRS for the newborn's social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-877-9700.

You must supply your signed taxpayer identification number form to your investment provider, if any, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

•   Buying Shares Before a Distribution

The money the fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional shares of the distributing class of the fund or paid to shareholders in cash.

Because of this, if you are a Taxable Investor and buy shares of the fund just before it makes a distribution, you'll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the distribution has been made.

Generally, if you're investing through a Tax-Advantaged Account, there are no tax consequences to you from distributions.

13  Your Investment

•   MARKET TIMING POLICY

Frequent purchases and redemptions in fund shares ("market-timing activities") can interfere with fund management and affect costs and performance for other shareholders. To discourage market-timing activities by fund shareholders, the fund's trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. In furtherance of these policies, under certain circumstances, the fund reserves the right to reject any purchase order or suspend the telephone order privilege.

NB Management applies the fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of fund shares. These policies and procedures are applied consistently to all shareholders. Although the fund makes an effort to monitor for market-timing activities, the ability of the fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the fund will be able to eliminate all market-timing activities.

•   PORTFOLIO HOLDINGS POLICY

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information. The complete portfolio holdings for the fund are available at http://www.nb.com/ind/mutual_funds/ prospectuses/ 15-30 days after each month-end. The fund's complete portfolio holdings will remain available until a report on Form N-Q or Form N-CSR including the date of the posted information has been filed with the SEC.

•   FUND STRUCTURE

The fund uses a "multiple class" structure, although it currently offers only one class. The Neuberger Berman funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class shares of the fund.

14  Your Investment

Neuberger Berman Income Funds
Institutional Class Shares

No load, sales charges or 12b-1 fees

If you'd like further details on this fund you can request a free copy of the following documents:

Shareholder Reports - Published twice a year, the shareholder reports offer information about the fund's recent performance, including:

  a discussion by the adviser about strategies and market conditions fund performance data and financial statements
  complete portfolio holdings

Statement of Additional Information (SAI) - The SAI contains more comprehensive information on this fund, including:

  various types of securities and practices, and their risks investment limitations and additional policies
  information about the fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager:  Neuberger Berman Management Inc.
Sub-adviser:   Neuberger Berman, LLC

•   Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700 212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Website: www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC's website at www.sec.gov.

You may also view and copy the documents at the SEC's Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

   D0215 02/05 SEC file number: 811-3802

A Lehman Brothers Company

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180

Shareholder Services
800.877.9700

Institutional Services
800.366.6264

www.nb.com